UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant's telephone number, including area code:	(734) 455-7777

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Schwartz Value Focused Fund RCMFX

2023

annual report

Schwartz Value Focused Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170

Dear Fellow Shareholders:

For the year ended December 31, 2023, the Schwartz Value Focused Fund (“the Fund”) had a total return of 1.18%, compared to 25.47% for the benchmark S&P 1500 Index and 15.44% for the Morningstar Mid-Cap Blend category average. After two strong years of outperformance in 2021 and 2022, why did the Fund perform so poorly in 2023? The simple answer is that we believe our contrarian, value investment style was out-of-favor. Large-caps and growth stocks vastly outperformed small-caps and value stocks last year. Reminiscent of the early 1970s “Nifty Fifty” period and the late 1990s “Internet Bubble”, the major stock market indices were driven by a narrow group of large-cap, growth oriented, technology stocks – this time it’s the “Magnificent 7 or MAG7” (Alphabet, Amazon, Apple, Meta, Microsoft, NVIDIA, and Tesla). These well-known and highly publicized companies all had soaring stock prices in 2023. Institutional investors that did not have a significant weighting in the “MAG7” most likely underperformed their benchmarks in 2023. The Fund was no exception, as it does not own any of the “MAG7” stocks. Further hampering the Fund’s 2023 performance were: 1) weakness in energy-related holdings; 2) value stocks underperforming growth stocks; and 3) small-cap stocks underperforming large-cap stocks.

While not satisfied with the Fund’s underperformance last year, it was not completely unexpected, given the Fund’s value-focused approach and concentrated portfolio. It is a feature of value investing that it results in short-term periods of underperformance. But history has shown that value investing can produce superior long term investment results. Likewise, despite the underperformance last year, the Fund’s longer term performance comparisons remain favorable. For the 3-year and 5-year periods ending December 31, 2023, the Fund placed in the 1st percentile and 2nd percentile, respectively, in Morningstar’s Mid-Cap Blend category. The Fund’s 1, 3, 5, and 10-year performance figures for periods ending December 31, 2023 are as follows:

	Average Annual Total Return For the Periods Ending 12/31/23
	1 year	3 years	5 years	10 years
Schwartz Value Focused Fund	1.18%	17.14%	16.32%	7.78%
S&P 1500 Index	25.47%	9.83%	15.39%	11.76%

1

The Fund’s five best performing stocks in 2023 were:

Company	Industry	2023 Performance
The St. Joe Company	Real Estate	55.80%
A.O. Smith Corporation	Industrial Machinery	46.62%
Masco Corporation	Home & Building Products	41.35%
Moody’s Corporation	Business & Financial Services	38.79%
CME Group Inc.	Financial Data & Exchanges	28.06%

The Fund’s five worst performing stocks in 2023 were:

Company	Industry	2023 Performance
Texas Pacific Land Corporation	Real Estate/Royalties	-32.45%
Devon Energy Corporation	Oil/gas Exploration & Production	-22.13%
Chevron Corporation	Integrated Oil & Natural Gas	-15.00%
Franco-Nevada Corporation	Commodity Royalties	-11.64%
Chesapeake Energy Corporation	Oil/gas Exploration & Production	-10.05%

In managing the Fund, we strive to be contrarian investors, because one cannot buy stocks of popular companies at bargain prices. You can have one or the other, but not both. As a result, we’re constantly on the lookout for great companies where the consensus outlook is cloudy or uncertain (due to temporary factors) and thus results in the stock price being unduly depressed. Investors’ single-minded infatuation with “MAG7” has produced more opportunities to purchase shares of outstanding companies (industry leaders, good growth prospects, strong balance sheets) at a discount to intrinsic value. Many current Fund holdings fit this description, so we’ve increased our exposure to these names. That’s the essence of contrarian, value investing and we remain committed to it, with the steadfast belief that it provides the best opportunity for superior, long-term investment results.

Thank you for being a shareholder in the Schwartz Value Focused Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Rank in Category is the fund’s total return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

2

SCHWARTZ VALUE FOCUSED FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Schwartz Value Focused Fund and the S&P 1500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio information as of:	Year Ended 12-31-22 (as disclosed in May 1, 2023 prospectus)	Year Ended 12-31-23
Gross	1.30%*	1.17%
Net	1.27%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

3

SCHWARTZ VALUE FOCUSED FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
1984	11.1%	N/A	-8.4%
1985	21.7%	N/A	20.7%
1986	16.4%	N/A	5.0%
1987	-0.6%	N/A	-10.6%
1988	23.1%	N/A	15.4%
1989	8.3%	N/A	11.2%
1990	-5.3%	N/A	-24.3%
1991	32.0%	N/A	27.2%
1992	22.7%	N/A	7.0%
1993	20.5%	N/A	10.7%
1994	-6.8%	N/A	-6.0%
1995	16.9%	36.5%	19.3%
1996	18.3%	22.4%	13.4%
1997	28.0%	32.9%	21.1%
1998	-10.4%	26.4%	-3.8%
1999	-2.5%	20.3%	-1.4%
2000	9.3%	-7.0%	-8.7%
2001	28.1%	-10.6%	-6.1%
2002	-14.9%	-21.3%	-28.6%
2003	39.3%	29.6%	37.4%
2004	22.6%	11.8%	11.5%
2005	3.8%	5.7%	2.0%
2006	14.3%	15.3%	11.0%
2007	-11.1%	5.5%	-3.8%
2008	-35.9%	-36.7%	-48.7%
2009	34.8%	27.2%	36.8%
2010	12.0%	16.4%	20.5%
2011	5.6%	1.7%	-11.4%
2012	5.4%	16.2%	9.5%
2013	24.7%	32.8%	35.5%
2014	-4.7%	13.1%	2.7%
2015	-15.5%	1.0%	-11.2%
2016	18.1%	13.0%	13.5%
2017	13.7%	21.1%	11.1%
2018	-8.1%	-5.0%	-16.0%
2019	18.7%	30.9%	16.9%
2020	11.6%	17.9%	1.2%
2021	31.1%	28.5%	18.1%
2022	21.2%	-17.8%	-20.2%
2023	1.2%	25.5%	10.7%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

4

SCHWARTZ VALUE FOCUSED FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2023 (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
3 Years	17.1%	9.8%	1.5%
5 Years	16.3%	15.4%	4.7%
10 Years	7.8%	11.8%	2.0%
20 Years	6.7%	9.8%	2.5%
40 Years	9.2%	N/A	2.8%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

5

SCHWARTZ VALUE FOCUSED FUND
TEN LARGEST HOLDINGS
December 31, 2023 (Unaudited)

Shares	Security Description	Fair Value	% of Net Assets
5,500	Texas Pacific Land Corporation	$8,648,475	26.0%
52,600	St. Joe Company (The)	3,165,468	9.5%
9,000	Pioneer Natural Resources Company	2,023,920	6.1%
4,500	Mastercard, Inc. - Class A	1,919,295	5.7%
24,800	Masco Corporation	1,661,104	5.0%
4,000	Moody’s Corporation	1,562,240	4.7%
29,800	Schlumberger Ltd.	1,550,792	4.6%
9,800	Intercontinental Exchange, Inc.	1,258,614	3.8%
8,000	Chevron Corporation	1,193,280	3.6%
6,400	Madison Square Garden Sports Corporation	1,163,712	3.5%

ASSET ALLOCATION (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Consumer Discretionary	10.9%
Energy	22.6%
Financials	10.3%
Industrials	2.6%
Materials	7.4%
Real Estate	35.5%
Technology	10.4%
Money Market Funds, Liabilities in Excess of Other Assets	0.3%
100.0%

6

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

COMMON STOCKS — 99.7%	Shares	Fair Value
Consumer Discretionary — 10.9%
Home Construction — 5.0%
Masco Corporation	24,800	$1,661,104

Leisure Facilities & Services — 3.5%
Madison Square Garden Sports Corporation *	6,400	1,163,712

Leisure Products — 2.4%
YETI Holdings, Inc. *	15,300	792,234

Energy — 22.6%
Oil & Gas Producers — 18.0%
Chesapeake Energy Corporation	6,000	461,640
Chevron Corporation	8,000	1,193,280
ConocoPhillips	9,000	1,044,630
Devon Energy Corporation	20,000	906,000
Occidental Petroleum Corporation	6,000	358,260
Pioneer Natural Resources Company	9,000	2,023,920
		5,987,730
Oil & Gas Services & Equipment — 4.6%
Schlumberger Ltd.	29,800	1,550,792

Financials — 10.3%
Institutional Financial Services — 7.0%
CME Group, Inc.	5,100	1,074,060
Intercontinental Exchange, Inc.	9,800	1,258,614
		2,332,674
Insurance — 3.3%
Berkshire Hathaway, Inc. — Class A *	2	1,085,250

Industrials — 2.6%
Electrical Equipment — 2.6%
A.O. Smith Corporation	10,600	873,864

Materials — 7.4%
Metals & Mining — 7.4%
Barrick Gold Corporation	35,300	638,577
Franco—Nevada Corporation	9,700	1,074,857
Pan American Silver Corporation	45,500	743,015
		2,456,449

7

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 99.7% (Continued)	Shares	Fair Value
Real Estate — 35.5%
Real Estate Owners & Developers — 35.5%
St. Joe Company (The)	52,600	$3,165,468
Texas Pacific Land Corporation	5,500	8,648,475
		11,813,943
Technology — 10.4%
Technology Services — 10.4%
Mastercard, Inc. — Class A	4,500	1,919,295
Moody’s Corporation	4,000	1,562,240
		3,481,535

Total Common Stocks (Cost $18,346,143)		$33,199,287

MONEY MARKET FUNDS — 0.4%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 5.21% (a) (Cost $131,457)	131,457	$131,457

Total Investments at Fair Value — 100.1% (Cost $18,477,600)		$33,330,744

Liabilities in Excess of Other Assets — (0.1%)		(42,251)

Net Assets — 100.0%		$33,288,493

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2023.
See notes to financial statements.

8

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

ASSETS
Investments, at fair value (cost of $18,477,600) (Note 1)	$33,330,744
Receivable for capital shares sold	16,949
Dividends receivable	37,060
Other assets	11,770
TOTAL ASSETS	33,396,523

LIABILITIES
Payable for capital shares redeemed	33,958
Payable to Adviser (Note 2)	62,486
Payable to administrator (Note 2)	3,023
Other accrued expenses	8,563
TOTAL LIABILITIES	108,030

NET ASSETS	$33,288,493

NET ASSETS CONSIST OF:
Paid-in capital	$18,435,349
Distributable earnings	14,853,144
NET ASSETS	$33,288,493

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	761,224

Net asset value, offering price and redemption price per share (Note 1)	$43.73

See notes to financial statements.

9

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

INVESTMENT INCOME
Dividends	$718,639
Foreign withholding taxes on dividends	(9,209)
TOTAL INVESTMENT INCOME	709,430

EXPENSES
Investment advisory fees (Note 2)	304,926
Administration, accounting and transfer agent fees (Note 2)	41,174
Registration and filing fees	34,679
Legal fees	30,421
Shareholder reporting expenses	16,755
Audit and tax services fees	13,743
Trustees’ fees and expenses (Note 2)	6,878
Custodian and bank service fees	6,868
Postage and supplies	4,654
Insurance expense	2,563
Compliance service fees (Note 2)	1,433
Other expenses	12,649
TOTAL EXPENSES	476,743
Less fee reductions by the Adviser (Note 2)	(10,358)
Previous investment advisory fee reductions recouped by the Adviser (Note 2)	41,825
NET EXPENSES	508,210

NET INVESTMENT INCOME	201,220

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	1,394,285
Net change in unrealized appreciation (depreciation) on investments	(2,658,521)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,264,236)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,063,016)

See notes to financial statements.

10

SCHWARTZ VALUE FOCUSED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS
Net investment income	$201,220	$448,585
Net realized gains (losses) from investment transactions	1,394,285	(221,016)
Net change in unrealized appreciation (depreciation) on investments	(2,658,521)	6,358,455
Net increase (decrease) in net assets resulting from operations	(1,063,016)	6,586,024

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(1,374,652)	(448,446)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,333,788	26,360,198
Reinvestment of distributions to shareholders	1,288,235	401,888
Payments for shares redeemed	(30,668,436)	(4,688,357)
Net increase (decrease) in net assets from capital share transactions	(16,046,413)	22,073,729

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,484,081)	28,211,307

NET ASSETS
Beginning of year	51,772,574	23,561,267
End of year	$33,288,493	$51,772,574

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	297,002	621,397
Shares issued in reinvestment of distributions to shareholders	29,238	8,925
Shares redeemed	(714,086)	(109,141)
Net increase (decrease) in shares outstanding	(387,846)	521,181
Shares outstanding, beginning of year	1,149,070	627,889
Shares outstanding, end of year	761,224	1,149,070

See notes to financial statements.

11

SCHWARTZ VALUE FOCUSED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2023		Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Net asset value at beginning of year	$45.06		$37.52	$30.54	$28.03	$23.62

Income (loss) from investment operations:
Net investment income (loss)	0.27		0.39	0.12	0.15	(0.03)
Net realized and unrealized gains on investments	0.27	(a)	7.54	9.39	3.11	4.44
Total from investment operations	0.54		7.93	9.51	3.26	4.41

Less distributions from:
Net investment income	(0.27)		(0.39)	(0.12)	(0.15)	—
Net realized gains on investments	(1.60)		—	(2.41)	(0.60)	—
Total distributions	(1.87)		(0.39)	(2.53)	(0.75)	—

Net asset value at end of year	$43.73		$45.06	$37.52	$30.54	$28.03

Total return (b)	1.18%		21.15%	31.14%	11.62%	18.67%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$33,288		$51,773	$23,561	$18,097	$22,461

Ratio of total expenses to average net assets	1.17	%(c)	1.28%	1.51%	1.71%	1.61%

Ratio of net expenses to average net assets (d)	1.25%		1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets (d)	0.50%		1.39%	0.28%	0.49%	(0.13%)

Portfolio turnover rate	24%		14%	18%	45%	28%

(a)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratio would have been 1.28% if the amounts recouped by the Adviser were included.
(d)	Ratio was determined after advisory fee reductions and/or recoupments (Note 2).
See notes to financial statements.

12

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2023

1. Organization and Significant Accounting Policies

Schwartz Value Focused Fund (the “Fund”) is a non-diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. Other series of the Trust are not incorporated in this report. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value (“NAV”). To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities, if any, are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments representing shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith by Schwartz Investment Counsel, Inc. (the “Adviser”), as the valuation designee, in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded

13

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

U.S. Government & Agencies securities held by the Fund, if any, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the levels assigned to the investments, by security type, as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$33,199,287	$—	$—	$33,199,287
Money Market Funds	131,457	—	—	131,457
Total	$33,330,744	$—	$—	$33,330,744

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type, sector and industry type. There were no Level 3 securities or derivative instruments held by or transferred in/out of the Fund as of or during the year ended December 31, 2023.

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

14

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2023:

Federal income tax cost	$18,477,600
Gross unrealized appreciation	$15,091,034
Gross unrealized depreciation	(237,890)
Net unrealized appreciation	14,853,144
Distributable earnings	$14,853,144

During the year ended December 31, 2023, the Fund utilized $221,016 of short-term capital loss carryforwards against current year gains.

For the year ended December 31, 2023, the Fund reclassified $24 of over-distribution against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or penalties.

(c) Investment transactions and investment income — Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on the accrual basis. Realized capital gains and losses on investment transactions are determined on the identified cost basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-

15

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2023 and 2022 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
December 31, 2023	$201,353	$1,173,299	$1,374,652
December 31, 2022	$448,446	$—	$448,446

*

Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as a result of permanent differences between the financial statements and income tax reporting.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

(g) Regulatory update — Tailored Shareholder Reporting for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

2. Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of the Adviser. Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.75% per annum of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2024, so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Accordingly,

16

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

during the year ended December 31, 2023, the Adviser reduced its investment advisory fees by $10,358.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided repayment to the Adviser does not cause the ordinary operating expenses of the Fund to exceed 1.25% per annum of average daily net assets. During the year ended December 31, 2023, the Fund recouped $41,825 of prior years’ investment advisory fee reductions. As of December 31, 2023, the Adviser may seek recoupment of investment advisory fee reductions totaling $110,832 no later than the dates stated below:

December 31, 2024	$64,264
December 31, 2025	36,210
December 31, 2026	10,358
Total	$110,832

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $63,000 (except that such fee is $76,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $71,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus, if any, receives one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund paid its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

17

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

3. Investment Transactions

During the year ended December 31, 2023, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $9,115,820 and $18,081,675, respectively.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of December 31, 2023, the Fund had 35.5% of the value of its net assets invested in common stocks within the real estate sector. The Fund had 26.0% of the value of its net assets invested in Texas Pacific Land Corporation (“TPL”) within the real estate sector. The financial statements for TPL can be found at www.sec.gov.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

18

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Schwartz Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Schwartz Value Focused Fund, one of the series constituting the Schwartz Investment Trust (the “Fund”), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed

19

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 22, 2024

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

20

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustee:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail, Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Robert C. Schwartz	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President and Secretary	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

21

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees seven series of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund, the Ave Maria Bond Fund and the Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Fund.

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company).

John J. McHale, Jr. is a consultant to the Commissioner of Major League Baseball. From 2015 until 2020, he was the Special Assistant to Commissioner of Major League Baseball.

Edward J. Miller retired in 2019. Prior to his retirement, he was Vice Chairman and Director of Detroit Investment Fund from 2001 until 2019 and Invest Detroit Foundation (financiers for redevelopment of Detroit, Michigan) from 2010 until 2019.

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 until 2017.

Robert C. Schwartz is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and the lead portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Financial Officer, Chief Compliance Officer, and Treasurer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

Effective January 1, 2024, George P. Schwartz stepped down as Chief Executive Officer of Schwartz Investment Counsel, Inc. and Timothy S. Schwartz became the new Chief Executive Officer of Schwartz Investment Counsel, Inc.

22

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2023) and held until the end of the period (December 31, 2023).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

23

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$1,000.00	$1,094.60	1.25%	$6.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)

Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Actual Fund Return and Hypothetical 5% Return information, respectively.

24

SCHWARTZ VALUE FOCUSED FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2023, the Fund designated $1,173,269 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended December 31, 2023, 100% of ordinary income dividends qualified for the corporate dividends received deduction.

25

SCHWARTZ VALUE FOCUSED FUND
LIQUIDITY RISK
(Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The program is reasonably designed to assess, manage, and periodically review the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Risk Management Program Administrator (the “Liquidity Administrator”), which includes representatives from Schwartz Investment Counsel, Inc., the Fund’s investment adviser. The Liquidity Administrator is responsible for the administration of the program and its policies and procedures and for reporting to the Board on an annual basis regarding the program’s operation, adequacy and effectiveness, as well as any material changes to the program. The Liquidity Administrator assessed the Fund’s liquidity risk profile and the adequacy and effectiveness of the liquidity risk management program’s operations during the period from June 1, 2022 through June 30, 2023 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 4, 2023. During the Review Period, the Fund did not experience unusual stress or disruption to its operations from any purchase and redemption activity. Also, during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented during the Review Period.

26

Schwartz Value Focused Fund
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

www.schwartzvaluefocusedfund.com

Board of Trustees
George P. Schwartz, CFA, Chairman
Donald J. Dawson, Jr., Lead Independent Trustee
John J. McHale, Jr.
Edward J. Miller
William A. Morrow

Executive Officers
George P. Schwartz, CFA, President
Robert C. Schwartz, V.P. / Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170 (734) 455-7777 Fax (734) 455-7720

To the shareholders of:

Ave Maria Value Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Focused Fund (AVEAX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

2023 was a good year for the Ave Maria Mutual Funds. Assets under management exceeded $3.0 billion, and individual fund performances were very good.

The much-forecasted recession in the U.S. never materialized, and the stock market “climbed a wall of worry,” to new highs. Corporate profits, which drive stock prices, came in surprisingly strong. Now with uncertainties in 2024 seeming endless, one might reasonably ask, how long can the bull market continue? The answer is – we don’t know, and neither does anyone else. As always, there is no shortage of strategists and pundits with opinions and forecasts (guesses) on the near-term outlook. Serious long-term investors know that short-term swings in stock prices are unpredictable, and it’s foolish to invest or not invest based on such short-termism.

Long-term is a different story – it’s up. Despite all the problems domestic and international, social, religious and political, the U.S. economy, based on capitalism, democracy, freedom and property rights, is a growth mechanism of which the equity and bond markets are an integral part. The system produces prosperity for multitudes. As you know, Ave Maria Mutual Funds participate in a morally responsible way.

Respectfully,

George P. Schwartz, CFA
Executive Chairman

December 31, 2023

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Value Fund
Portfolio Manager Commentary	1
Performance	3
Annual Total Rates of Return Comparison with Major Indices	4
Ten Largest Equity Holdings	5
Asset Allocation	5
Schedule of Investments	6
Ave Maria Growth Fund
Portfolio Manager Commentary	9
Performance	11
Annual Total Rates of Return Comparison with Major Indices	12
Ten Largest Equity Holdings	13
Asset Allocation	13
Schedule of Investments	14
Ave Maria Rising Dividend Fund
Portfolio Manager Commentary	17
Performance	18
Annual Total Rates of Return Comparison with Major Indices	19
Ten Largest Equity Holdings	20
Asset Allocation	20
Schedule of Investments	21
Ave Maria World Equity Fund
Portfolio Manager Commentary	24
Performance	27
Annual Total Rates of Return Comparison with Major Indices	28
Ten Largest Equity Holdings	29
Asset Allocation	29
Schedule of Investments	30
Summary of Common Stocks by Country	34
Ave Maria Focused Fund
Portfolio Manager Commentary	35
Performance	38
Annual Total Rates of Return Comparison with Major Indices	39
Ten Largest Equity Holdings	40
Asset Allocation	40
Schedule of Investments	41
Ave Maria Bond Fund
Portfolio Manager Commentary	43
Performance	44
Annual Total Rates of Return Comparison with Major Indices	45
Ten Largest Holdings	46
Asset Allocation	46
Schedule of Investments	47

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	53
Statements of Operations	55
Statements of Changes in Net Assets
Ave Maria Value Fund	57
Ave Maria Growth Fund	58
Ave Maria Rising Dividend Fund	59
Ave Maria World Equity Fund	60
Ave Maria Focused Fund	61
Ave Maria Bond Fund	62
Financial Highlights
Ave Maria Value Fund	63
Ave Maria Growth Fund	64
Ave Maria Rising Dividend Fund	65
Ave Maria World Equity Fund	66
Ave Maria Focused Fund	67
Ave Maria Bond Fund	68
Notes to Financial Statements	69
Report of Independent Registered Public Accounting Firm	82
Board of Trustees and Executive Officers	84
Catholic Advisory Board	86
About Your Funds’ Expenses	88
Federal Tax Information	90
Other Information	91
Liquidity Risk	92

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

Ave Maria Value Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

For the year ended December 31, 2023, the Ave Maria Value Fund (“the Fund”) had a total return of 3.52%, compared to 16.44% for the benchmark S&P MidCap 400 Index and 15.44% for the Morningstar Mid-Cap Blend category average. After two strong years of outperformance in 2021 and 2022, why did the Fund perform so poorly in 2023? The simple answer is that we believe our contrarian, value investment style was out-of-favor. Large-caps and growth stocks vastly outperformed small-caps and value stocks last year. Reminiscent of the early 1970s “Nifty Fifty” period and the late 1990s “Internet Bubble”, the major stock market indices were driven by a narrow group of large-cap, growth oriented, technology stocks – this time it’s the “Magnificent 7” or “MAG7” (Alphabet, Amazon, Apple, Meta, Microsoft, NVIDIA, and Tesla). These well-known and highly publicized companies all had soaring stock prices in 2023. Institutional investors that did not have a significant weighting in the “MAG7” most likely underperformed their benchmarks in 2023. The Fund was no exception, as it does not own any of the “MAG7” stocks. Further hampering the Fund’s 2023 performance was weakness in our oversized, energy-related holdings.

While not satisfied with the Fund’s underperformance last year, it was not completely unexpected, given the Fund’s value-focused approach. It is a feature of value investing that it results in short-term periods of underperformance. But history has shown that value investing can produce superior long term investment results. Likewise, despite the underperformance last year, the Fund’s longer term performance comparisons remain favorable. For the 3-year period ending December 31, 2023, the Fund placed in the 8th percentile in Morningstar’s Mid-Cap Blend category. The Fund’s 1, 3, 5, and 10-year performance figures for periods ending December 31, 2023 are as follows:

	Average Annual Total Return For the Periods Ending 12/31/23
	1 year	3 years	5 years	10 years
Ave Maria Value Fund	3.52%	10.52%	11.55%	6.23%
S&P MidCap 400 Index	16.44%	8.09%	12.62%	9.27%

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The Fund’s five best performing stocks in 2023 were:

Company	Industry	2023 Performance
Winmark Corporation	Specialty Retail	81.60%
Mirion Technologies, Inc.	Radiation Detection/Measurement	55.07%
A.O. Smith Corporation	Industrial Machinery	46.62%
The St. Joe Company	Real Estate	46.52%
Allegion plc	Security & Protection Services	43.18%

The Fund’s five worst performing stocks in 2023 were:

Company	Industry	2023 Performance
Permian Basin Royalty Trust	Oil and Natural Gas Royalties	-53.53%
Texas Pacific Land Corporation	Real Estate/Royalties	-32.45%
Hingham Institution for Savings	Regional Banks	-18.48%
Franco-Nevada Corporation	Commodity Royalties	-16.86%
Chesapeake Energy Corporation	Oil/gas Exploration & Production	-13.77%

In managing the Fund, we strive to be contrarian investors, because one cannot buy stocks of popular companies at bargain prices. You can have one or the other, but not both. As a result, we’re constantly on the lookout for great companies where the consensus outlook is cloudy or uncertain (due to temporary factors) and thus results in the stock price being unduly depressed. Investors’ single-minded infatuation with “MAG7” has produced more opportunities to purchase shares of excellent companies (industry leaders, good growth prospects, strong balance sheets) at a discount to intrinsic value. Many current Fund holdings fit this description, so we’ve increased our exposure to these names. That’s the essence of contrarian, value investing and we remain committed to it, with the steadfast belief that it provides the best opportunity for superior, long-term investment results.

Thank you for being a shareholder in the Ave Maria Value Fund.

Timothy S. Schwartz, CFA	Ryan M. Kuyawa, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Rank in Category is the fund’s total return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

AVE MARIA VALUE FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Value Fund and the S&P MidCap 400 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-22 (as disclosed in May 1, 2023 prospectus)	0.94%*
Expense ratio for the year ended 12-31-23	0.93%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA VALUE FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA VALUE FUND	S&P MidCap 400 INDEX	S&P 500 INDEX
2001(a)	5.3%	-0.5%	-8.5%
2002	-9.8%	-14.5%	-22.1%
2003	35.6%	35.6%	28.7%
2004	20.1%	16.5%	10.9%
2005	5.8%	12.6%	4.9%
2006	14.2%	10.3%	15.8%
2007	-4.0%	8.0%	5.5%
2008	-36.8%	-36.2%	-37.0%
2009	37.6%	37.4%	26.5%
2010	20.5%	26.7%	15.1%
2011	-1.3%	-1.7%	2.1%
2012	13.3%	17.9%	16.0%
2013	26.2%	33.5%	32.4%
2014	2.9%	9.8%	13.7%
2015	-17.7%	-2.2%	1.4%
2016	16.4%	20.7%	12.0%
2017	17.7%	16.2%	21.8%
2018	-8.8%	-11.1%	-4.4%
2019	20.5%	26.2%	31.5%
2020	6.2%	13.7%	18.4%
2021	25.2%	24.8%	28.7%
2022	4.2%	-13.1%	-18.1%
2023	3.5%	16.4%	26.3%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2023 (Unaudited)

	AVE MARIA VALUE FUND	S&P MidCap 400 INDEX	S&P 500 INDEX
3 Years	10.5%	8.1%	10.0%
5 Years	11.6%	12.6%	15.7%
10 Years	6.2%	9.3%	12.0%
20 Years	6.9%	9.8%	9.7%
Since Inception (b)	7.2%	9.3%	8.1%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.
(b)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2023.

AVE MARIA VALUE FUND

Ten Largest Equity Holdings

December 31, 2023 (Unaudited)

Shares	Company	Fair Value	% of Net Assets
25,500	Texas Pacific Land Corporation	$40,097,475	10.8%
75,700	Pioneer Natural Resources Company	17,023,416	4.6%
81,087	Hingham Institution For Savings (The)	15,763,313	4.2%
294,000	Schlumberger Ltd.	15,299,760	4.1%
662,500	CDW Corporation	15,059,950	4.1%
1,390,000	Mirion Technologies, Inc.	14,247,500	3.8%
215,800	St. Joe Company (The)	12,986,844	3.5%
100,000	Intercontinental Exchange, Inc.	12,843,000	3.5%
110,000	ConocoPhillips	12,767,700	3.4%
167,150	Brown & Brown, Inc.	11,886,036	3.2%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Consumer Discretionary	5.8%
Energy	20.8%
Financials	14.5%
Health Care	11.8%
Industrials	13.4%
Materials	7.5%
Real Estate	14.3%
Technology	9.9%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	2.0%
100.0%

AVE MARIA VALUE FUND

Schedule of Investments

December 31, 2023

COMMON STOCKS — 98.0%	Shares	Fair Value
Consumer Discretionary — 5.8%
Leisure Products — 2.8%
YETI Holdings, Inc. *	205,000	$10,614,900

Retail - Discretionary — 3.0%
Winmark Corporation	26,600	11,106,830

Energy — 20.8%
Oil & Gas Producers — 16.7%
Chesapeake Energy Corporation	150,000	11,541,000
ConocoPhillips	110,000	12,767,700
Occidental Petroleum Corporation	185,000	11,046,350
Permian Basin Royalty Trust	700,156	9,774,178
Pioneer Natural Resources Company	75,700	17,023,416
		62,152,644
Oil & Gas Services & Equipment — 4.1%
Schlumberger Ltd.	294,000	15,299,760

Financials — 14.5%
Banking — 4.2%
Hingham Institution For Savings (The)	81,087	15,763,313

Institutional Financial Services — 5.2%
CME Group, Inc.	30,000	6,318,000
Intercontinental Exchange, Inc.	100,000	12,843,000
		19,161,000
Insurance — 5.1%
Brown & Brown, Inc.	167,150	11,886,036
Markel Group, Inc. *	4,850	6,886,515
		18,772,551
Health Care — 11.8%
Health Care Facilities & Services — 2.9%
Chemed Corporation	18,300	10,700,925

Medical Equipment & Devices — 8.9%
Alcon, Inc.	110,000	8,593,200
Haemonetics Corporation *	119,000	10,175,690
Mirion Technologies, Inc. *	1,390,000	14,247,500
		33,016,390
Industrials — 13.4%
Aerospace & Defense — 1.5%
HEICO Corporation - Class A	40,000	5,697,600

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.0% (Continued)	Shares	Fair Value
Industrials — 13.4% (Continued)
Electrical Equipment — 7.2%
A.O. Smith Corporation	113,000	$9,315,720
Allegion plc	76,000	9,628,440
Otis Worldwide Corporation	85,000	7,604,950
		26,549,110
Industrial Intermediate Products — 2.9%
Armstrong World Industries, Inc.	110,000	10,815,200

Industrial Support Services — 1.8%
U-Haul Holding Company	97,200	6,846,768

Materials — 7.5%
Chemicals — 2.0%
Valvoline, Inc. *	200,000	7,516,000

Metals & Mining — 5.5%
Franco-Nevada Corporation	84,000	9,308,040
Wheaton Precious Metals Corporation	225,000	11,101,500
		20,409,540
Real Estate — 14.3%
Real Estate Owners & Developers — 14.3%
St. Joe Company (The)	215,800	12,986,844
Texas Pacific Land Corporation	25,500	40,097,475
		53,084,319
Technology — 9.9%
Technology Services — 9.9%
CDW Corporation	66,250	15,059,950
Jack Henry & Associates, Inc.	65,350	10,678,844
TD SYNNEX Corporation	102,500	11,030,025
		36,768,819

Total Common Stocks (Cost $258,905,642)		$364,275,669

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 2.1%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 5.21% (a) (Cost $7,965,607)	7,965,607	$7,965,607

Total Investments at Fair Value — 100.1% (Cost $266,871,249)		$372,241,276

Liabilities in Excess of Other Assets — (0.1%)		(511,083)

Net Assets — 100.0%		$371,730,193

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2023.
See notes to financial statements.

Ave Maria Growth Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

For 2023, the Ave Maria Growth Fund (the “Fund”) had a total return of 30.29% compared with the benchmark S&P 500 Index total return of 26.29%. Long-term performance measures are summarized below.

Fund or Index Name	Three-year Annualized	Five-year Annualized	Ten-year Annualized
Ave Maria Growth Fund, net of fees	6.45%	14.38%	11.12%
S&P 500 Index	10.00%	15.69%	12.03%
Morningstar Large Growth Category Average	4.97%	16.01%	12.12%

In 2023, top contributors to return included NVIDIA, Copart, API Group, Advanced Micro Devices, and Mastercard. Top detractors from return included Texas Pacific Land Corp., Chesapeake Energy, Blackline, and Ardagh Metal Packaging.

The Fund’s position in Equinix was completely liquidated during the quarter, while three new positions were initiated: Alphawave IP Group, Atlanta Braves, and Watsco.

●

Alphawave IP Group is a fabless semiconductor company focused on designing architectures for chip-to-chip interconnection. This growing subset of the semiconductor market is becoming increasingly important as cutting-edge chip designs, which previously were single monolithic chips, are increasingly divided into multiple interconnected chips. We expect this growing trend toward heterogenous chips to persist for many years, and Alphawave is a leader in the technology which makes it possible.

●

Atlanta Braves Holdings owns the Atlanta Braves professional baseball team as well as the real estate development surrounding the team’s Truist Park stadium. Sports franchises are trophy assets whose growing asset values have produced fantastic long-term returns. As a premier team with one of the largest fan bases, we believe the private market value of The Braves and the associated real estate development far exceed the current market price of the stock.

●

Watsco is an HVAC distributor whose resilient business model has generated 15% annualized returns for its investors over the previous 20 years. Part of the secret to Watsco’s success has been its ability to intelligently acquire competitors at reasonable prices. The CEO, Albert Nahmad, has been at the helm of Watsco since 1972, and

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

if there were a hall of fame for public company management, he would surely be in it. Watsco’s near-term results should also benefit from the increasing price of HVAC equipment brought about by environmental regulations requiring more efficient units.

Our goal remains to purchase shares of exceptional companies at attractive prices with the expectation of earning favorable returns over the long run.

We appreciate your investment in the Ave Maria Growth Fund.

With best regards,

Adam P. Gaglio, CFA	Chadd M. Garcia, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA GROWTH FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-22 (as disclosed in May 1, 2023 prospectus)	0.91%
Expense ratio for the year ended 12-31-23	0.91%

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003 (a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%
2012	14.7%	16.0%
2013	31.5%	32.4%
2014	7.5%	13.7%
2015	-2.7%	1.4%
2016	12.1%	12.0%
2017	27.4%	21.8%
2018	-1.8%	-4.4%
2019	37.1%	31.5%
2020	18.4%	18.4%
2021	17.6%	28.7%
2022	-21.2%	-18.1%
2023	30.3%	26.3%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2023 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	6.5%	10.0%
5 Years	14.4%	15.7%
10 Years	11.1%	12.0%
20 Years	10.6%	9.7%
Since Inception (b)	11.3%	10.5%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2023.

AVE MARIA GROWTH FUND

Ten Largest Equity Holdings

December 31, 2023 (Unaudited)

Shares	Company	Fair Value	% of Net Assets
1,540,000	Copart, Inc.	$75,460,000	7.7%
1,795,000	API Group Corporation	62,107,000	6.3%
142,000	Mastercard, Inc. - Class A	60,564,420	6.2%
51,000	O’Reilly Automotive, Inc.	48,454,080	4.9%
299,377	HEICO Corporation - Class A	42,643,260	4.4%
96,000	S&P Global, Inc.	42,289,920	4.3%
325,000	AptarGroup, Inc.	40,176,500	4.1%
172,000	IQVIA Holdings, Inc.	39,797,360	4.1%
71,500	Roper Technologies, Inc.	38,979,655	4.0%
108,000	Accenture plc - Class A	37,898,280	3.9%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Consumer Discretionary	16.1%
Energy	1.7%
Financials	2.3%
Health Care	5.8%
Industrials	11.2%
Materials	6.8%
Real Estate	4.6%
Technology	48.1%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	3.4%
100.0%

AVE MARIA GROWTH FUND

Schedule of Investments

December 31, 2023

COMMON STOCKS — 96.6%	Shares	Fair Value
Consumer Discretionary — 16.1%
Leisure Facilities & Services — 0.5%
Atlanta Braves Holdings, Inc. - Series C *	118,512	$4,690,705

Retail - Discretionary — 7.9%
Lowe’s Companies, Inc.	131,000	29,154,050
O’Reilly Automotive, Inc. *	51,000	48,454,080
		77,608,130
Wholesale - Discretionary — 7.7%
Copart, Inc. *	1,540,000	75,460,000

Energy — 1.7%
Oil & Gas Producers — 1.7%
Chesapeake Energy Corporation	220,000	16,926,800

Financials — 2.3%
Asset Management — 2.3%
Brookfield Asset Management Ltd. - Class A	554,353	22,268,360

Health Care — 5.8%
Health Care Facilities & Services — 5.8%
Chemed Corporation	29,000	16,957,750
IQVIA Holdings, Inc. *	172,000	39,797,360
		56,755,110
Industrials — 11.2%
Aerospace & Defense — 4.4%
HEICO Corporation - Class A	299,377	42,643,260

Commercial Support Services — 6.3%
API Group Corporation *	1,795,000	62,107,000

Industrial Support Services — 0.5%
Watsco, Inc.	12,000	5,141,640

Materials — 6.8%
Chemicals — 2.7%
Valvoline, Inc. *	700,000	26,306,000

Containers & Packaging — 4.1%
AptarGroup, Inc.	325,000	40,176,500

Real Estate — 4.6%
Real Estate Owners & Developers — 0.8%
Texas Pacific Land Corporation	5,000	7,862,250

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.6% (Continued)	Shares	Fair Value
Real Estate — 4.6% (Continued)
REITs — 3.8%
SBA Communications Corporation - Class A	149,000	$37,799,810

Technology — 48.1%
Semiconductors — 15.6%
Advanced Micro Devices, Inc. *	80,000	11,792,800
Alphawave IP Group plc *	1,600,000	2,626,515
BE Semiconductor Industries N.V.	10,000	1,509,823
Intel Corporation	740,000	37,185,000
NVIDIA Corporation	62,000	30,703,640
Silicon Laboratories, Inc. *	195,000	25,792,650
SiTime Corporation *	110,045	13,434,294
Texas Instruments, Inc.	175,000	29,830,500
		152,875,222
Software — 13.2%
ANSYS, Inc. *	80,000	29,030,400
BlackLine, Inc. *	510,000	31,844,400
Roper Technologies, Inc.	71,500	38,979,655
Verra Mobility Corporation *	1,310,000	30,169,300
		130,023,755
Technology Services — 19.3%
Accenture plc - Class A	108,000	37,898,280
Broadridge Financial Solutions, Inc.	169,000	34,771,750
Mastercard, Inc. - Class A	142,000	60,564,420
Moody’s Corporation	35,000	13,669,600
S&P Global, Inc.	96,000	42,289,920
		189,193,970

Total Common Stocks (Cost $533,033,296)		$947,838,512

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 3.5%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 5.21% (a) (Cost $34,196,442)	34,196,442	$34,196,442

Total Investments at Fair Value — 100.1% (Cost $567,229,738)		$982,034,954

Liabilities in Excess of Other Assets — (0.1%)		(1,033,906)

Net Assets — 100.0%		$981,001,048

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2023.
See notes to financial statements.

Ave Maria Rising Dividend Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

The Ave Maria Rising Dividend Fund (the “Fund”) finished the year ended December 31, 2023, with a return of 13.19%, compared to 8.44% for the S&P 500 Dividend Aristocrats, and 22.23% for the S&P 500 Value Index.

For the year, the Fund’s strongest performing sectors were Real Estate, Information Technology, and Industrials. The overall performance in the Real Estate sector was 32.8%, driven by Equinix, Inc. (data center REIT) and newcomer, SBA Communications Corporation (infrastructure REIT). Information Technology posted a total return of 27.5%, with ANSYS, Inc. (application software) and Accenture plc (IT services) up 50.2% and 33.6%, respectively. The Industrials sector in the Fund was up nearly 25%, with Broadridge Financial Solutions, Inc. (data & transaction processors), A.O. Smith Corporation (commercial & residential building equipment), and Fastenal Company (industrial wholesale & retail) all up over 40% on the year.

The weakest performing sectors in the Fund were Energy, Health Care, and Consumer Discretionary. After a strong 2022, Energy was down -16.0%, the only sector in the Fund that posted a negative return during the year. Health Care and Consumer Discretionary were positive on the year but underperformed the overall portfolio with 7.2% and 12.4% returns, respectively. Within each sector, individual stock returns were mixed. Consumer Discretionary exhibited the largest variation of returns, with Booking Holdings Inc. (internet media & services) up 76.0%, and Genuine Parts Company (automotive parts retailer) down -18.1%.

In the fourth quarter, the Fund added two new positions, Diamondback Energy, Inc. (exploration & production) and Watsco, Inc. (industrial wholesale & rental). Diamondback Energy, Inc. is an oil and gas producer that has exclusive exposure to the Permian Basin in Texas. Diamondback is one of the most cost-effective energy producers that consistently utilizes cash flow to reduce debt and increase dividends. The second company, Watsco, Inc., is America’s largest distributor of HVAC equipment, related parts, and supplies. The company’s acquisition strategy, enhanced technology, geographic exposure, and favorable regulatory changes make Watsco, Inc. a compelling long-term core holding in the Fund. During the quarter, four holdings were eliminated from the Fund due to a combination of valuation and deteriorating business fundamentals.

We appreciate your investment in the Ave Maria Rising Dividend Fund.

Brandon S. Scheitler	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund, the S&P 500 Value Index
and the S&P 500 Dividend Aristocrats Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-22 (as disclosed in May 1, 2023 prospectus)	0.91%
Expense ratio for the year ended 12-31-23	0.91%

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 VALUE INDEX	S&P 500 DIVIDEND ARISTOCRATS INDEX	S&P 500 INDEX
2005 (a)	6.7%	11.3%	6.1%	8.8%
2006	17.9%	20.8%	17.3%	15.8%
2007	-0.6%	2.0%	-2.1%	5.5%
2008	-22.8%	-39.2%	-21.9%	-37.0%
2009	25.3%	21.2%	26.6%	26.5%
2010	17.9%	15.1%	19.4%	15.1%
2011	4.6%	-0.5%	8.3%	2.1%
2012	13.9%	17.7%	16.9%	16.0%
2013	33.9%	32.0%	32.3%	32.4%
2014	9.3%	12.4%	15.8%	13.7%
2015	-5.9%	-3.1%	0.9%	1.4%
2016	15.3%	17.4%	11.8%	12.0%
2017	16.8%	15.4%	21.7%	21.8%
2018	-4.8%	-9.0%	-2.7%	-4.4%
2019	27.6%	31.9%	28.0%	31.5%
2020	6.5%	1.4%	8.7%	18.4%
2021	25.4%	24.9%	26.0%	28.7%
2022	-5.3%	-5.2%	-6.2%	-18.1%
2023	13.2%	22.2%	8.4%	26.3%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2023 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 VALUE INDEX	S&P 500 DIVIDEND ARISTOCRATS INDEX	S&P 500 INDEX
3 Years	10.4%	13.1%	8.6%	10.0%
5 Years	12.8%	14.1%	12.3%	15.7%
10 Years	9.2%	10.0%	10.7%	12.0%
15 Years	12.3%	12.2%	13.8%	14.0%
Since Inception (b)	9.5%	8.6%	10.7%	10.0%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.
(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2023.

AVE MARIA RISING DIVIDEND FUND

Ten Largest Equity Holdings

December 31, 2023 (Unaudited)

Shares	Company	Fair Value	% of Net Assets
205,000	Broadridge Financial Solutions, Inc.	$42,178,750	4.2%
70,000	Chemed Corporation	40,932,500	4.1%
175,000	Chubb Ltd.	39,550,000	3.9%
110,000	Accenture plc - Class A	38,600,100	3.8%
170,000	Pioneer Natural Resources Company	38,229,600	3.8%
24,000	Texas Pacific Land Corporation	37,738,800	3.8%
215,000	Texas Instruments, Inc.	36,648,900	3.6%
85,000	Mastercard, Inc. - Class A	36,253,350	3.6%
90,000	Moody’s Corporation	35,150,400	3.5%
155,000	Lowe’s Companies, Inc.	34,495,250	3.4%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	1.4%
Consumer Discretionary	12.5%
Consumer Staples	2.5%
Energy	8.3%
Financials	14.7%
Health Care	5.4%
Industrials	12.4%
Materials	3.0%
Real Estate	6.3%
Technology	32.0%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	1.5%
100.0%

AVE MARIA RISING DIVIDEND FUND

Schedule of Investments

December 31, 2023

COMMON STOCKS — 98.5%	Shares	Fair Value
Communications — 1.4%
Internet Media & Services — 1.4%
Booking Holdings, Inc. *	4,000	$14,188,880

Consumer Discretionary — 12.5%
Leisure Products — 1.8%
Thor Industries, Inc.	150,000	17,737,500

Retail - Discretionary — 10.7%
Genuine Parts Company	200,000	27,700,000
Lowe’s Companies, Inc.	155,000	34,495,250
TJX Companies, Inc. (The)	300,000	28,143,000
Tractor Supply Company	79,500	17,094,885
		107,433,135
Consumer Staples — 2.5%
Beverages — 2.5%
Coca-Cola Europacific Partners plc	375,000	25,027,500

Energy — 8.3%
Oil & Gas Producers — 8.3%
Chevron Corporation	200,000	29,832,000
Diamondback Energy, Inc.	100,000	15,508,000
Pioneer Natural Resources Company	170,000	38,229,600
		83,569,600
Financials — 14.7%
Asset Management — 2.2%
Brookfield Corporation	550,000	22,066,000

Banking — 2.7%
Truist Financial Corporation	737,000	27,210,040

Insurance — 6.4%
Brown & Brown, Inc.	352,000	25,030,720
Chubb Ltd.	175,000	39,550,000
		64,580,720
Specialty Finance — 3.4%
Fidelity National Financial, Inc.	670,000	34,183,400

Health Care — 5.4%
Health Care Facilities & Services — 5.4%
Chemed Corporation	70,000	40,932,500
Quest Diagnostics, Inc.	95,000	13,098,600
		54,031,100

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.5% (Continued)	Shares	Fair Value
Industrials — 12.4%
Aerospace & Defense — 5.1%
HEICO Corporation - Class A	137,120	$19,531,373
Lockheed Martin Corporation	70,000	31,726,800
		51,258,173
Commercial Support Services — 2.4%
Rentokil Initial plc	4,222,000	23,799,318

Electrical Equipment — 1.5%
A.O. Smith Corporation	180,000	14,839,200

Industrial Support Services — 3.4%
Fastenal Company	400,000	25,908,000
Watsco, Inc.	20,000	8,569,400
		34,477,400
Materials — 3.0%
Construction Materials — 3.0%
Carlisle Companies, Inc.	95,500	29,837,065

Real Estate — 6.3%
Real Estate Owners & Developers — 3.8%
Texas Pacific Land Corporation	24,000	37,738,800

REITs — 2.5%
SBA Communications Corporation - Class A	100,000	25,369,000

Technology — 32.0%
Semiconductors — 3.6%
Texas Instruments, Inc.	215,000	36,648,900

Software — 7.3%
ANSYS, Inc. *	70,000	25,401,600
Roper Technologies, Inc.	41,000	22,351,970
SS&C Technologies Holdings, Inc.	425,000	25,971,750
		73,725,320

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.5% (Continued)	Shares	Fair Value
Technology — 32.0% (Continued)
Technology Services — 21.1%
Accenture plc - Class A	110,000	$38,600,100
Broadridge Financial Solutions, Inc.	205,000	42,178,750
Jack Henry & Associates, Inc.	200,000	32,682,000
Mastercard, Inc. - Class A	85,000	36,253,350
Moody’s Corporation	90,000	35,150,400
S&P Global, Inc.	60,000	26,431,200
		211,295,800

Total Common Stocks (Cost $669,319,361)		$989,016,851

MONEY MARKET FUNDS — 1.6%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 5.21% (a) (Cost $15,762,405)	15,762,405	$15,762,405

Total Investments at Fair Value — 100.1% (Cost $685,081,766)		$1,004,779,256

Liabilities in Excess of Other Assets — (0.1%)		(1,205,692)

Net Assets — 100.0%		$1,003,573,564

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2023.
See notes to financial statements.

Ave Maria World Equity Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

The Ave Maria World Equity Fund (the “Fund”) had a total return of 24.96% for the twelve months ended December 31, 2023, compared to the total return of 22.20% for the MSCI ACWI Index.

Large global markets except for China had stellar returns in US dollars in 2023.

United States (S&P 500)	26.29%
Japan (Topix 150)	21.60%
Europe (S&P Europe 350)	20.79%
Emerging Market (MSCI Emerging Market Index)	9.83%
China (S&P China 500)	-12.10%

The Fund outperformed the MSCI ACWI Index in the fourth quarter and in calendar year 2023 by 2.96% and 2.76%, respectively.

Top contributors to performance during the fourth quarter of 2023

Hammond Power Solutions Inc.	71.07%
StoneCo Ltd.	68.98%
F&G Annuities & Life, Inc.	64.68%

Top contributors to performance during calendar year 2023

F&G Annuities & Life, Inc.	137.02%
StoneCo Ltd.	91.00%
Stevanato Group S.p.A.	52.18%

Hammond Power Solutions Inc. is the dominant supplier of dry transformers in Canada with a 60% to 65% market share and in the United States with a 25% market share. Hammond is a long-term beneficiary from electrification and the reshoring of manufacturing facilities and is in the process of expanding in the US, Mexico and India.

StoneCo Ltd. provides solutions that enable merchants and integrated partners to conduct electronic commerce seamlessly across in-store, online, and mobile channels in Brazil. StoneCo has faced near-term operational challenges because of the pandemic and high levels of inflation in Brazil. The company appears to be moving past these challenges and it appears that the successful integration of the newly acquired software business with its payments business will drive substantial shareholder value longer term.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

F&G Annuities & Life, Inc. is a fixed income annuity provider, which is majority owned by Fidelity National Financial. The fixed income annuity business is benefiting from the graying of America and the disappearance of the traditional pension plan. F&G is gaining significant market share under FNF ownership by capitalizing on Fidelity National Financial’s strong relationships with leading banks and broker dealers.

Bottom contributors to performance during the fourth quarter of 2023

InMode Ltd.	-26.99%
Stevanato Group S.p.A.	-8.18%
Edenred SE	-4.67%

Bottom contributors to performance during calendar year 2023

Teleperformance SE	-37.76%
InMode Ltd.	-31.76%
Texas Instruments Incorporated	6.39%

InMode Ltd. is a leader in the growing aesthetics market with best-in-class technologies (RF) in minimally and non-invasive body shaping, fat reduction, and skin tightening. RF solutions have significant outcome, recovery and safety advantages versus traditional surgery and other non-invasive approaches. The company is in the process of expanding its end markets into Wellness and has several products, which are used by OB/GYN’s, ENT’s and Ophthalmologists.

Stevanato Group S.p.A is a leading provider of drug containment products and serves many of the leading pharmaceutical and biotechnology companies. The company is a long-term beneficiary from the transition from small molecule drugs to biologics.

Edenred SA is the global leader in the employee benefits market. The company offers over 110 programs offering a variety of benefits such as meal vouchers and commuter benefits. The company is benefiting from the work from home/anywhere phenomenon and the need to retain and attract employees.

During the quarter, the fund eliminated its positions in Equinix, Inc. (Technology), Lockheed Martin Corporation (Industrials), Mondelez International, Inc. (Consumer Staples), and Murata Manufacturing Co., Ltd. (Technology). New positions were initiated in Diamondback Energy, Inc. (Energy) and Hammond Power Solutions Inc. (Industrials).

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Year-end 2023 marked my third year as portfolio manager of AVEWX. During this three-year period the Fund has had an average return of 8.53% per annum versus 5.75% for the MSCI ACWI Index, which places the Fund among the top 5% of all Global Large-Stock Blend funds according to Morningstar.

Thank you for being a shareholder in the Ave Maria World Equity Fund.

Anthony W. Gennaro Jr., CFA, CPA	Sean C. Gaffney, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Rank in Category is the fund’s total return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

AVE MARIA WORLD EQUITY FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria World Equity Fund and the MSCI ACWI Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio information as of:	Year Ended 12-31-22 (as disclosed in May 1, 2023 prospectus)	Year Ended 12-31-23
Gross	1.12%	1.05%
Net	1.18%*	1.05%

*	Includes Advisory Fee Recoupments.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA WORLD EQUITY FUND	MSCI ACWI INDEX
2010 (a)	12.4%	9.1%
2011	-9.6%	-7.3%
2012	13.8%	16.1%
2013	23.5%	22.8%
2014	0.5%	4.2%
2015	-4.8%	-2.4%
2016	8.7%	7.9%
2017	17.9%	24.0%
2018	-8.9%	-9.4%
2019	27.7%	26.6%
2020	-0.2%	16.3%
2021	21.1%	18.5%
2022	-15.5%	-18.4%
2023	25.0%	22.2%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2023 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	MSCI ACWI INDEX
3 Years	8.5%	5.8%
5 Years	10.3%	11.7%
10 Years	6.2%	7.9%
Since Inception (b)	7.2%	8.6%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.
(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2023.

AVE MARIA WORLD EQUITY FUND

Ten Largest Equity Holdings

December 31, 2023 (Unaudited)

Shares	Company	Fair Value	% of Net Assets
267,700	StoneCo Ltd. - Class A	$4,826,631	4.8%
96,384	F&G Annuities & Life, Inc.	4,433,664	4.4%
10,000	Mastercard, Inc. - Class A	4,265,100	4.2%
26,000	SAP SE	4,002,130	3.9%
15,700	Eaton Corporation plc	3,780,874	3.7%
10,500	Accenture plc - Class A	3,684,555	3.6%
94,700	GFL Environmental, Inc.	3,268,097	3.2%
112,481	Stevanato Group S.p.A.	3,069,607	3.0%
45,350	HDFC Bank Ltd. - ADR	3,043,439	3.0%
50,400	Edenred SE	3,016,301	3.0%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	4.9%
Consumer Discretionary	10.2%
Consumer Staples	4.9%
Energy	7.8%
Financials	13.7%
Health Care	8.9%
Industrials	22.6%
Real Estate	1.2%
Technology	24.6%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	1.2%
100.0%

AVE MARIA WORLD EQUITY FUND

Schedule of Investments

December 31, 2023

COMMON STOCKS — 98.8%	Shares	Fair Value
Communications — 4.9%
Entertainment Content — 2.3%
Nintendo Company Ltd.	45,300	$2,357,386

Internet Media & Services — 2.6%
eDreams ODIGEO S.A. *	312,550	2,645,752

Consumer Discretionary — 10.2%
Home & Office Products — 2.5%
SharkNinja, Inc.	49,700	2,543,149

Leisure Facilities & Services — 3.5%
Alsea S.A.B. de C.V. *	592,920	2,245,248
Bowlero Corporation - Class A *	89,700	1,270,152
		3,515,400
Leisure Products — 1.0%
MIPS AB	27,800	1,006,539

Retail - Discretionary — 1.5%
Lowe’s Companies, Inc.	7,000	1,557,850

Specialty Retail — 1.7%
Auto Partner S.A.	258,534	1,705,248

Consumer Staples — 4.9%
Beverages — 2.9%
Coca-Cola Europacific Partners plc	43,500	2,903,190

Retail - Consumer Staples — 2.0%
B & M European Value Retail S.A.	283,800	2,023,879

Energy — 7.8%
Oil & Gas Producers — 7.8%
Canadian Natural Resources Ltd.	36,600	2,397,975
Diamondback Energy, Inc.	13,100	2,031,548
Hess Corporation	14,100	2,032,656
Pioneer Natural Resources Company	6,610	1,486,457
		7,948,636
Financials — 13.7%
Asset Management — 2.4%
Partners Group Holding AG	1,720	2,486,947

Banking — 3.0%
HDFC Bank Ltd. - ADR	45,350	3,043,439

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.8%	Shares	Fair Value
Financials — 13.7% (Continued)
Insurance — 6.3%
Chubb Ltd.	8,750	$1,977,500
F&G Annuities & Life, Inc.	96,384	4,433,664
		6,411,164
Specialty Finance — 2.0%
International Money Express, Inc. *	91,400	2,019,026

Health Care — 8.9%
Health Care Facilities & Services — 1.5%
IQVIA Holdings, Inc. *	6,690	1,547,932

Medical Equipment & Devices — 7.4%
Alcon, Inc.	25,500	1,992,060
InMode Ltd. *	65,400	1,454,496
Mirion Technologies, Inc. *	100,000	1,025,000
Stevanato Group S.p.A.	112,481	3,069,607
		7,541,163
Industrials — 22.6%
Commercial Services — 2.7%
Karooooo Ltd.	51,685	1,255,945
Teleperformance S.A.	10,285	1,505,862
Teleperformance S.A. - ADR	1	73
		2,761,880
Commercial Support Services — 6.2%
Edenred SE	50,400	3,016,301
GFL Environmental, Inc.	94,700	3,268,097
		6,284,398
Diversified Industrials — 3.7%
Eaton Corporation plc	15,700	3,780,874

Electrical Equipment — 4.5%
Hammond Power Solutions, Inc. - Class A	34,000	2,096,500
TE Connectivity Ltd.	17,550	2,465,775
		4,562,275
Machinery — 1.7%
ITOCHU Corporation	28,000	1,140,837
Nidec Corporation	14,200	572,423
		1,713,260
Transportation & Logistics — 3.8%
Canadian National Railway Company	8,000	1,005,040
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - Series B	161,400	2,831,121
		3,836,161

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.8% (Continued)	Shares	Fair Value
Real Estate — 1.2%
Real Estate Services — 1.2%
FirstService Corporation	7,500	$1,215,675

Technology — 24.6%
IT Services — 4.8%
StoneCo Ltd. - Class A *	267,700	4,826,631

Semiconductors — 3.6%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	21,000	2,184,000
Texas Instruments, Inc.	8,500	1,448,910
		3,632,910
Software — 5.6%
SAP SE	26,000	4,002,130
Sapiens International Corporation N.V.	59,052	1,708,965
		5,711,095
Technology Services — 10.6%
Accenture plc - Class A	10,500	3,684,555
Mastercard, Inc. - Class A	10,000	4,265,100
S&P Global, Inc.	6,400	2,819,328
		10,768,983

Total Common Stocks (Cost $70,266,871)		$100,350,842

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 1.4%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 5.21% (a) (Cost $1,434,012)	1,434,012	$1,434,012

Total Investments at Fair Value — 100.2% (Cost $71,700,883)		$101,784,854

Liabilities in Excess of Other Assets — (0.2%)		(181,661)

Net Assets — 100.0%		$101,603,193

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2023.
See notes to financial statements.

AVE MARIA WORLD EQUITY FUND

Summary of Common Stocks by Country

December 31, 2023 (Unaudited)

Country	Fair Value	% of Net Assets
United States **	$38,411,976	37.8%
Canada	9,983,287	9.8%
Switzerland	6,456,507	6.4%
Mexico	5,076,369	5.0%
United Kingdom	4,927,069	4.8%
Brazil	4,826,631	4.8%
France	4,522,236	4.5%
Japan	4,070,646	4.0%
Germany	4,002,130	3.9%
Israel	3,163,461	3.1%
Italy	3,069,607	3.0%
India	3,043,439	3.0%
Spain	2,645,752	2.6%
Taiwan	2,184,000	2.2%
Poland	1,705,248	1.7%
Singapore	1,255,945	1.2%
Sweden	1,006,539	1.0%
Total	$100,350,842	98.8%

**

Includes any company deemed to be a “non-U.S. company” as defined in the Fund’s Prospectus. According to the Fund’s Prospectus, a “non-U.S. company” is one that is headquartered outside the United States or has at least 50% of its revenues or operations outside of the United States during its most recent fiscal year, at the time of purchase.

See notes to financial statements.

Ave Maria Focused Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

For the year ended December 31, 2023, the total return for the Ave Maria Focused Fund (AVEAX) (the “Fund”) was 38.73%, compared to the S&P MidCap 400 Growth Index, which returned 17.50%. The returns for the Fund compared to its benchmark as of December 31, 2023, were:

	1 Yr.	Since Inception
Ave Maria Focused Fund	38.73%	10.44%
S&P MidCap 400 Growth Index	17.50%	15.01%

Our goal is to compound shareholder capital at a rate in excess of the Fund’s benchmark by investing in companies with (1) durable, forecastable, and growing earnings, (2) a strong competitive advantage, (3) high incremental returns on invested capital, and (4) ethical management teams that are skilled in both operations and capital allocation.

The first advantage of the Fund is that it is unconstrained, aside from its moral screens. To start, it has no geographic constraints. While 8 of its 15 holdings are headquartered in the United States, the rest are headquartered in Canada, Luxembourg, Spain, or the United Kingdom. We focus on buying a company for less than it is worth, setting aside investment style classifications. Also, there are no limitations on the size of the company the Fund can own; its smallest holding is just under $100 million in market capitalization and its largest is around $60 billion. The lack of constraints allows us to cast a wide net to find a small number of eclectic holdings that we believe provide the Fund with an opportunity to compound its shareholders’ capital at a high rate.

Another advantage of the Fund is that investments can be concentrated into a few large positions. We search for companies that are going to be materially larger five to ten years from now, and we identify the key drivers that could make these companies larger in the future. When overseeing investments, we pay much more attention to the key drivers of a company’s success than whether or not a company “beats” or “misses” quarterly earnings.

To decide how large of an initial investment to make, we determine a range of outcomes for a company’s growth trajectory. A tighter range means that we are more confident in a business’s growth and would be more inclined to make the position a larger holding in the Fund. This is evident in the Fund’s top five positions, as eDreams has a subscription-based business model, APi Group provides statutorily mandated services, DigitalBridge and Brookfield generate fees from long-lived or perpetual investment funds, and GFL collects and disposes municipal waste. These business models are durable and highly

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

predictable, which is why these businesses are among the five largest positions of the Fund. It may work out that some of the smaller holdings end up generating higher returns, but their wider range of outcomes warrants a smaller position size.

The peformance of the Fund in 2023 was strong, generating a 38.73% return. We believe the Fund’s two primary advantages aided in generating the strong returns. The advantages do not come without a cost. Given the Fund’s concentration, it may be more volatile than a standard diversified portfolio. Furthermore, as the portfolio managers seek to identify companies that are undervalued by the market, there will be times when the Fund’s holdings will be out of favor, resulting in stock price peformances that do not match the holdings’ operating performances. This was the case in 2022, when the Fund’s holdings performed well fundamentally, but the market was overly pessimsitic. While it is not comfortable to own investments that, temporarily, have stock prices that do not yet reflect their strong fundamentals, it is a common occurrence and can have postive benefits. By being focused on the fundamentals of the Fund’s holdings, we took advantage of the dislocation in 2022 by adding to the Fund’s top positions, increasing the holdings of APi by 16%, eDreams by 37%, GFL by 36%, and Brookfield Corp. by 135%. These actions paid off in 2023 as these generated strong returns in 2023, 83.9% for APi, 29.4% for Brookfield Corp., 101.1% for eDreams, and 18.3% for GFL. Despite their strong performance in 2023, it is our view that these holdings are still materially undervalued by the market.

Portfolio Changes:

Ferroglobe plc was added to the portfolio in the quarter. Ferroglobe is a leading manufacturer of silicon metal, which is a critical input for hundreds of industrial and consumer applications. It was formed via a merger of two companies, but the integration initially went poorly, causing a decline in the company’s stock price. New management was brought in to rectify the situation. The new team successfully completed the integration, which lowered the ongoing costs of the operations and eliminated the company’s debt. Going forward, regulations in the United States and Europe should dramatically increase the production of solar panels. Silicon metal is an irreplaceable input for solar panels, and this new demand for silicon metal will make Ferroglobe’s revenue less cyclical. Now that Ferroglobe has a fortress balance sheet, management has room to enact a large share repurchase initiative. At the time of the initial investment, the Fund was able to purchase Ferroglobe for almost half the replacement cost of its assets. The Fund exited positions in Nvidia, Tyler Technologies, and Valvoline, in part, to fund the Ferroglobe purchase and increase the position sizes of some existing holdings.

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Thank you for partnering with us. Your investment in the Ave Maria Focused Fund is appreciated.

With best regards,

Chadd M. Garcia, CFA	Adam P. Gaglio, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA FOCUSED FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Focused Fund and the S&P MidCap 400 Growth Index

(a)	The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2023.

Expense ratio as of 12-31-22 (as disclosed in May 1, 2023 prospectus)	1.14%
Expense ratio for the year ended 12-31-23	1.09%

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA FOCUSED FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA FOCUSED FUND	S&P MIDCAP 400 GROWTH INDEX
2020 (a)	24.7%	47.6%
2021	28.0%	18.9%
2022	-35.0%	-19.0%
2023	38.7%	17.5%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2023 (Unaudited)

	AVE MARIA FOCUSED FUND	S&P MIDCAP 400 GROWTH INDEX
3 Years	4.9%	4.2%
Since Inception (b)	10.4%	15.0%

(a)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.
(b)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2023.

AVE MARIA FOCUSED FUND

Ten Largest Equity Holdings

December 31, 2023 (Unaudited)

Shares	Company	Fair Value	% of Net Assets
1,313,620	eDreams ODIEGO S.A.	$11,119,860	18.4%
288,209	API Group Corporation	9,972,032	16.5%
441,341	DigitalBridge Group, Inc.	7,741,121	12.8%
172,440	Brookfield*	6,939,848	11.5%
137,896	GFL Environmental, Inc.	4,758,791	7.9%
121,597	Orion S.A.	3,371,885	5.6%
34,128	Apollo Global Management, Inc.	3,180,388	5.3%
419,431	Ferroglobe plc	2,730,496	4.5%
1,456	Texas Pacific Land Corporation	2,289,487	3.8%
99,559	First Watch Restaurant Group, Inc.	2,001,136	3.3%

*	Combination of Brookfield Corporation & Brookfield Reinsurance Ltd.

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	31.2%
Consumer Discretionary	5.6%
Energy	4.4%
Financials	16.8%
Health Care	2.3%
Industrials	24.4%
Materials	10.1%
Real Estate	3.8%
Technology	1.3%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	0.1%
100.0%

AVE MARIA FOCUSED FUND

Schedule of Investments

December 31, 2023

COMMON STOCKS — 99.9%	Shares	Fair Value
Communications — 31.2%
Internet Media & Services — 18.4%
eDreams ODIGEO S.A. *	1,313,620	$11,119,860

Telecommunications — 12.8%
DigitalBridge Group, Inc.	441,341	7,741,121

Consumer Discretionary — 5.6%
Leisure Facilities & Services — 5.6%
Alsea S.A.B. de C.V. *	366,100	1,386,334
First Watch Restaurant Group, Inc. *	99,559	2,001,136
		3,387,470
Energy — 4.4%
Oil & Gas Producers — 1.7%
Permian Basin Royalty Trust	70,693	986,875

Renewable Energy — 2.7%
Green Plains, Inc. *	65,087	1,641,494

Financials — 16.8%
Asset Management — 16.8%
Apollo Global Management, Inc.	34,128	3,180,388
Brookfield Corporation	86,220	3,459,147
Brookfield Reinsurance Ltd. *	86,220	3,480,701
		10,120,236
Health Care — 2.3%
Health Care Facilities & Services — 2.3%
Chemed Corporation	2,355	1,377,086

Industrials — 24.4%
Commercial Support Services — 24.4%
API Group Corporation *	288,209	9,972,032
GFL Environmental, Inc.	137,896	4,758,791
		14,730,823
Materials — 10.1%
Chemicals — 5.6%
Orion S.A.	121,597	3,371,885

Metals & Mining — 4.5%
Ferroglobe plc *	419,431	2,730,496

AVE MARIA FOCUSED FUND

SCHEDULE OF INVESTMENTS

(Continued)

COMMON STOCKS — 99.9% (Continued)	Shares	Fair Value
Real Estate — 3.8%
Real Estate Owners & Developers — 3.8%
Texas Pacific Land Corporation	1,456	$2,289,487

Technology — 1.3%
Software — 1.3%
Cirata plc *	851,800	767,720

Total Common Stocks (Cost $50,602,406)		$60,264,553

MONEY MARKET FUNDS — 0.4%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 5.21% (a) (Cost $259,711)	259,711	$259,711

Total Investments at Fair Value — 100.3% (Cost $50,862,117)		$60,524,264

Liabilities in Excess of Other Assets — (0.3%)		(164,035)

Net Assets — 100.0%		$60,360,229

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2023.
See notes to financial statements.

Ave Maria Bond Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

The Ave Maria Bond Fund (the “Fund”) finished the year ended December 31, 2023, with a return of 5.16%, compared to 5.24% for the Bloomberg Intermediate U.S. Government/Credit Index (the “benchmark”). With 0.08% separating the performance of the Fund from the benchmark during the calendar year, no portion of the Fund enhanced nor diminished the performance versus the benchmark.

Interest rates fluctuated widely throughout the year, as the investors and the Federal Reserve (the Fed) processed inflation and economic data. For its part, the Fed increased short-term interest rates four times during the year, elevating the target range to 5.25% - 5.50%. The yield on the 10-year U.S. Treasury went as low as 3.3% in April and as high as 5.0% in October, before it finished the year where it started, yielding 3.9%. Corporate credit spreads tightened throughout the year, as recessionary fears subsided, and investors’ outlook turned optimistic.

The top contributors to the Fund’s performance were the common stocks of Watsco, Inc. (industrial wholesale & rental), Fidelity National Financial, Inc. (mortgage finance), and Fastental Company (industrial wholesale & rental). The Fund’s weakest performing assets were the common stocks of Texas Pacific Land Corporation (royalty income – oil & gas), Genuine Parts Company (automotive parts retailer), and Chevron Corporation (integrated oils).

The Fund will continue to be managed in a conservative manner. Bond maturities on new purchases will be kept short-to-intermediate in length and credit quality will remain high. Dividend-paying common stocks in the Fund continue to offer an attractive combination of income and price appreciation potential.

We appreciate your investment in the Ave Maria Bond Fund.

Brandon S. Scheitler	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Bloomberg
U.S. Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-22 (as disclosed in May 1, 2023 prospectus)	0.42%*
Expense ratio for the year ended 12-31-23	0.41%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG U.S. INTERMEDIATE GOVERNMENT/ CREDIT INDEX
2003 (a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%
2012	4.6%	3.9%
2013	6.1%	-0.9%
2014	2.2%	3.1%
2015	0.7%	1.1%
2016	4.5%	2.1%
2017	4.2%	2.1%
2018	0.4%	0.9%
2019	8.3%	6.8%
2020	5.6%	6.4%
2021	4.4%	-1.4%
2022	-2.9%	-8.2%
2023	5.2%	5.2%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2023 (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG U.S. INTERMEDIATE GOVERNMENT/ CREDIT INDEX
3 Years	2.2%	-1.6%
5 Years	4.1%	1.6%
10 Years	3.2%	1.7%
20 Years	4.0%	2.9%
Since Inception (b)	4.0%	2.9%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2023.

AVE MARIA BOND FUND

Ten Largest Holdings*

December 31, 2023

Par Value/ Shares	Holding	Fair Value	% of Net Assets
$12,199,200	U.S. Treasury Inflation-Protected Notes, 0.500%, due 04/15/24	$12,045,280	2.2%
325,000	Truist Financial Corporation	11,999,000	2.2%
24,000	Watsco, Inc.	10,283,280	1.8%
$10,601,000	Illinois Tool Works, Inc., 2.650%, due 11/15/26	10,127,278	1.8%
$10,000,000	U.S. Treasury Notes, 4.500%, due 11/15/25	10,035,547	1.8%
150,000	Coca-Cola Europacific Partners plc	10,011,000	1.8%
100,000	Exxon Mobil Corporation	9,998,000	1.8%
$10,000,000	U.S. Treasury Notes, 2.875%, due 06/15/25	9,775,000	1.8%
$10,000,000	U.S. Treasury Notes, 2.125%, due 11/30/24	9,756,641	1.8%
$10,000,000	U.S. Treasury Notes, 3.250%, due 06/30/29	9,689,844	1.7%

*	Excludes cash equivalents.

Asset Allocation (Unaudited)

% of Net Assets
U.S. GOVERNMENT & AGENCIES	21.7%

CORPORATE BONDS
Sector
Communications	1.0%
Consumer Discretionary	7.5%
Consumer Staples	11.1%
Energy	4.7%
Financials	2.3%
Health Care	2.0%
Industrials	7.4%
Materials	3.2%
Technology	15.5%

COMMON STOCKS
Sector
Consumer Discretionary	1.0%
Consumer Staples	1.8%
Energy	4.0%
Financials	3.8%
Health Care	0.5%
Industrials	5.4%
Real Estate	1.1%
Technology	1.1%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	4.9%
100.0%

AVE MARIA BOND FUND

Schedule of Investments

December 31, 2023

U.S. GOVERNMENT & AGENCIES — 21.7%	Par Value	Fair Value
U.S. Treasury Inflation-Protected Notes — 9.8% (a)
0.500%, due 04/15/24	$12,199,200	$12,045,280
2.375%, due 01/15/25	4,896,780	4,858,970
0.625%, due 01/15/26	6,474,350	6,248,928
2.000%, due 01/15/26	4,650,540	4,615,706
0.125%, due 04/15/26	5,866,050	5,585,866
0.375%, due 01/15/27	4,967,430	4,723,667
0.375%, due 07/15/27	8,175,505	7,775,033
0.500%, due 01/15/28	6,236,700	5,907,649
0.750%, due 07/15/28	3,064,300	2,936,162
		54,697,261
U.S. Treasury Notes — 11.9%
2.125%, due 11/30/24	10,000,000	9,756,641
1.375%, due 01/31/25	10,000,000	9,648,438
2.875%, due 06/15/25	10,000,000	9,775,000
4.500%, due 11/15/25	10,000,000	10,035,547
3.250%, due 06/30/29	10,000,000	9,689,844
1.500%, due 02/15/30	10,000,000	8,724,219
1.625%, due 05/15/31	10,000,000	8,592,578
		66,222,267
Total U.S. Government & Agencies (Cost $126,064,115)		$120,919,528

CORPORATE BONDS — 54.7%	Par Value	Fair Value
Communications — 1.0%
Electronic Arts, Inc., 4.800%, due 03/01/26	$5,500,000	$5,509,406

Consumer Discretionary — 7.5%
Genuine Parts Company, 1.875%, due 11/01/30	775,000	630,632
Lowe’s Companies, Inc., 3.125%, due 09/15/24	800,000	787,785
Lowe’s Companies, Inc., 3.375%, due 09/15/25	1,500,000	1,462,467
Lowe’s Companies, Inc., 2.500%, due 04/15/26	3,000,000	2,857,361
Lowe’s Companies, Inc., 3.100%, due 05/03/27	9,050,000	8,669,909
Lowe’s Companies, Inc., 1.300%, due 04/15/28	400,000	351,769
Lowe’s Companies, Inc., 1.700%, due 10/15/30	925,000	769,546
Lowe’s Companies, Inc., 3.750%, due 04/01/32	4,000,000	3,749,828
O’Reilly Automotive, Inc., 4.200%, due 04/01/30	300,000	289,426
Ross Stores, Inc., 3.375%, due 09/15/24	3,000,000	2,955,141
Ross Stores, Inc., 0.875%, due 04/15/26	5,255,000	4,819,823
Ross Stores, Inc., 4.700%, due 04/15/27	1,300,000	1,286,926
TJX Companies, Inc. (The), 2.250%, due 09/15/26	3,226,000	3,048,268
TJX Companies, Inc. (The), 1.150%, due 05/15/28	5,276,000	4,604,913

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 54.7% (Continued)	Par Value	Fair Value
Consumer Discretionary — 7.5% (Continued)
TJX Companies, Inc. (The), 3.875%, due 04/15/30	$2,012,000	$1,940,585
TJX Companies, Inc. (The), 1.600%, due 05/15/31	4,699,000	3,886,366
		42,110,745
Consumer Staples — 11.1%
Coca-Cola Company (The), 1.450%, due 06/01/27	5,452,000	4,984,610
Coca-Cola Company (The), 1.000%, due 03/15/28	1,000,000	882,395
Coca-Cola Company (The), 2.125%, due 09/06/29	1,550,000	1,402,392
Coca-Cola Company (The), 2.000%, due 03/05/31	1,000,000	864,224
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	791,790
Colgate-Palmolive Company, 3.100%, due 08/15/27	5,000,000	4,828,700
Colgate-Palmolive Company, 3.250%, due 08/15/32	1,750,000	1,627,239
Colgate-Palmolive Company, 4.600%, due 03/01/33	2,720,000	2,798,481
Hershey Company (The), 2.050%, due 11/15/24	3,200,000	3,114,138
Hershey Company (The), 0.900%, due 06/01/25	7,450,000	7,062,244
Hershey Company (The), 3.200%, due 08/21/25	645,000	631,010
Hershey Company (The), 2.300%, due 08/15/26	2,000,000	1,895,545
Hershey Company (The), 4.250%, due 05/04/28	1,350,000	1,350,975
Hershey Company (The), 2.450%, due 11/15/29	4,875,000	4,419,841
Hormel Foods Corporation, 1.700%, due 06/03/28	2,545,000	2,291,574
Hormel Foods Corporation, 1.800%, due 06/11/30	6,363,000	5,419,728
J.M. Smucker Company (The), 3.375%, due 12/15/27	3,750,000	3,565,786
J.M. Smucker Company (The), 2.125%, due 03/15/32	850,000	689,010
Kimberly-Clark Corporation, 2.650%, due 03/01/25	1,115,000	1,088,082
Kimberly-Clark Corporation, 2.750%, due 02/15/26	2,648,000	2,559,973
Kimberly-Clark Corporation, 1.050%, due 09/15/27	1,900,000	1,695,367
Kimberly-Clark Corporation, 3.950%, due 11/01/28	1,300,000	1,282,376
Kimberly-Clark Corporation, 3.200%, due 04/25/29	1,397,000	1,324,000
Kimberly-Clark Corporation, 3.100%, due 03/26/30	609,000	569,191
Kimberly-Clark Corporation, 2.000%, due 11/02/31	5,530,000	4,679,967
		61,818,638
Energy — 4.7%
Chevron Corporation, 2.895%, due 03/03/24	1,824,000	1,815,028
Chevron Corporation, 3.900%, due 11/15/24	550,000	544,423
Chevron Corporation, 8.000%, due 04/01/27	2,600,000	2,879,316
Chevron Corporation, 1.995%, due 05/11/27	1,500,000	1,393,085
Chevron Corporation, 1.018%, due 08/12/27	1,150,000	1,023,539
Chevron Corporation, 3.250%, due 10/15/29	7,685,000	7,308,152
Exxon Mobil Corporation, 3.176%, due 03/15/24	1,634,000	1,625,989
Exxon Mobil Corporation, 2.019%, due 08/16/24	2,650,000	2,598,269
Exxon Mobil Corporation, 2.709%, due 03/06/25	998,000	974,690
Exxon Mobil Corporation, 2.610%, due 10/15/30	180,000	160,938
Pioneer Natural Resources, 1.125%, due 01/15/26	2,578,000	2,393,999

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 54.7% (Continued)	Par Value	Fair Value
Energy — 4.7% (Continued)
Pioneer Natural Resources, 7.200%, due 01/15/28	$1,936,000	$2,079,941
Pioneer Natural Resources, 1.900%, due 08/15/30	1,530,000	1,301,000
		26,098,369
Financials — 2.3%
Chubb INA Holdings, Inc., 3.150%, due 03/15/25	4,309,000	4,213,641
Chubb INA Holdings, Inc., 3.350%, due 05/03/26	650,000	631,228
PNC Financial Services Group, Inc. (The), 3.250%, due 06/01/25	1,528,000	1,486,373
PNC Financial Services Group, Inc. (The), 3.150%, due 05/19/27	400,000	379,685
PNC Financial Services Group, Inc. (The), 3.250%, due 01/22/28	4,380,000	4,122,263
Truist Financial Corporation, 2.250%, due 03/11/30	900,000	744,741
U.S. Bancorp, 3.375%, due 02/05/24	1,000,000	997,627
		12,575,558
Health Care — 2.0%
Stryker Corporation, 3.375%, due 05/15/24	5,500,000	5,453,664
Stryker Corporation, 3.375%, due 11/01/25	1,026,000	998,914
Stryker Corporation, 3.500%, due 03/15/26	1,404,000	1,370,004
Stryker Corporation, 3.650%, due 03/07/28	500,000	483,948
Stryker Corporation, 1.950%, due 06/15/30	3,200,000	2,740,446
		11,046,976
Industrials — 7.4%
Amphenol Corporation, 4.350%, due 06/01/29	950,000	947,838
Honeywell International, Inc., 1.100%, due 03/01/27	650,000	590,082
Honeywell International, Inc., 2.700%, due 08/15/29	650,000	601,294
Honeywell International, Inc., 5.000%, due 02/15/33	1,700,000	1,780,803
Hubbell, Inc., 3.150%, due 08/15/27	5,632,000	5,323,031
Hubbell, Inc., 2.300%, due 03/15/31	470,000	395,773
Illinois Tool Works, Inc., 3.500%, due 03/01/24	2,450,000	2,441,170
Illinois Tool Works, Inc., 2.650%, due 11/15/26	10,601,000	10,127,278
Lockheed Martin Corporation, 3.550%, due 01/15/26	3,848,000	3,778,011
Lockheed Martin Corporation, 5.100%, due 11/15/27	3,057,000	3,157,041
Lockheed Martin Corporation, 4.450%, due 05/15/28	1,000,000	1,005,998
Lockheed Martin Corporation, 1.850%, due 06/15/30	1,000,000	858,266
Lockheed Martin Corporation, 5.250%, due 01/15/33	1,000,000	1,062,553
PACCAR Financial Corporation, 1.800%, due 02/06/25	350,000	338,803
PACCAR Financial Corporation, 1.100%, due 05/11/26	835,000	771,371
PACCAR Financial Corporation, 2.000%, due 02/04/27	500,000	466,086
PACCAR Financial Corporation, 4.600%, due 01/10/28	1,050,000	1,059,856
United Parcel Service, Inc., 2.200%, due 09/01/24	3,410,000	3,338,151

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 54.7% (Continued)	Par Value	Fair Value
Industrials — 7.4% (Continued)
United Parcel Service, Inc., 2.800%, due 11/15/24	$1,000,000	$980,123
United Parcel Service, Inc., 2.400%, due 11/15/26	1,869,000	1,776,440
United Parcel Service, Inc., 4.450%, due 04/01/30	740,000	748,128
		41,548,096
Materials — 3.2%
Carlisle Companies, Inc., 2.200%, due 03/01/32	4,500,000	3,671,054
Ecolab, Inc., 2.700%, due 11/01/26	6,438,000	6,163,922
Ecolab, Inc., 3.250%, due 12/01/27	3,676,000	3,529,858
Ecolab, Inc., 4.800%, due 03/24/30	1,745,000	1,792,871
Ecolab, Inc., 1.300%, due 01/30/31	1,450,000	1,186,879
Ecolab, Inc., 2.125%, due 02/01/32	375,000	319,784
RPM International, Inc., 3.750%, due 03/15/27	1,250,000	1,201,967
		17,866,335
Technology — 15.5%
Broadridge Financial Solutions, Inc., 3.400%, due 06/27/26	600,000	578,017
Broadridge Financial Solutions, Inc., 2.900%, due 12/01/29	6,800,000	6,095,142
Cisco Systems, Inc., 3.625%, due 03/04/24	3,500,000	3,488,704
Cisco Systems, Inc., 3.500%, due 06/15/25	5,000,000	4,928,371
Cisco Systems, Inc., 2.950%, due 02/28/26	2,770,000	2,682,478
Cisco Systems, Inc., 2.500%, due 09/20/26	3,080,000	2,937,966
Mastercard, Inc., 3.375%, due 04/01/24	3,855,000	3,834,106
Mastercard, Inc., 2.000%, due 03/03/25	5,625,000	5,450,139
Mastercard, Inc., 2.950%, due 11/21/26	2,000,000	1,929,851
Mastercard, Inc., 3.300%, due 03/26/27	2,150,000	2,086,444
Mastercard, Inc., 3.500%, due 02/26/28	450,000	438,573
Mastercard, Inc., 2.000%, due 11/18/31	2,417,000	2,042,179
Mastercard, Inc., 4.850%, due 03/09/33	1,000,000	1,034,499
Moody’s Corporation, 3.250%, due 01/15/28	6,206,000	5,924,632
Moody’s Corporation, 4.250%, due 02/01/29	5,289,000	5,240,647
Moody’s Corporation, 4.250%, due 08/08/32	1,418,000	1,382,091
S&P Global, Inc., 2.950%, due 01/22/27	3,675,000	3,509,933
S&P Global, Inc., 2.450%, due 03/01/27	3,000,000	2,831,130
S&P Global, Inc., 4.750%, due 08/01/28	1,115,000	1,134,521
S&P Global, Inc., 4.250%, due 05/01/29	427,000	425,888
S&P Global, Inc., 2.500%, due 12/01/29	400,000	360,485
S&P Global, Inc., 1.250%, due 08/15/30	2,600,000	2,131,608
S&P Global, Inc., 2.900%, due 03/01/32	2,200,000	1,966,561
Texas Instruments, Inc., 1.375%, due 03/12/25	1,160,000	1,115,685
Texas Instruments, Inc., 2.250%, due 09/04/29	1,112,000	1,004,270

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 54.7% (Continued)	Par Value	Fair Value
Technology — 15.5% (Continued)
Texas Instruments, Inc., 1.750%, due 05/04/30	$4,880,000	$4,212,216
Texas Instruments, Inc., 1.900%, due 09/15/31	2,000,000	1,710,402
Texas Instruments, Inc., 3.650%, due 08/16/32	1,293,000	1,231,450
Texas Instruments, Inc., 4.900%, due 03/14/33	1,400,000	1,455,411
Visa, Inc., 3.150%, due 12/14/25	3,905,000	3,810,891
Visa, Inc., 1.900%, due 04/15/27	3,854,000	3,583,468
Visa, Inc., 2.750%, due 09/15/27	6,051,000	5,763,703
		86,321,461

Total Corporate Bonds (Cost $312,682,252)		$304,895,584

COMMON STOCKS — 18.7%	Shares	Fair Value
Consumer Discretionary — 1.0%
Retail - Discretionary — 1.0%
Genuine Parts Company	40,000	$5,540,000

Consumer Staples — 1.8%
Beverages — 1.8%
Coca-Cola Europacific Partners plc	150,000	10,011,000

Energy — 4.0%
Oil & Gas Producers — 4.0%
Chevron Corporation	50,000	7,458,000
Exxon Mobil Corporation	100,000	9,998,000
Pioneer Natural Resources Company	20,000	4,497,600
		21,953,600
Financials — 3.8%
Banking — 2.2%
Truist Financial Corporation	325,000	11,999,000

Specialty Finance — 1.6%
Fidelity National Financial, Inc.	180,000	9,183,600

Health Care — 0.5%
Medical Equipment & Devices — 0.5%
Medtronic plc	34,000	2,800,920

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 18.7% (Continued)	Shares	Fair Value
Industrials — 5.4%
Aerospace & Defense — 1.6%
Lockheed Martin Corporation	20,000	$9,064,800

Industrial Support Services — 3.1%
Fastenal Company	106,000	6,865,620
Watsco, Inc.	24,000	10,283,280
		17,148,900
Transportation & Logistics — 0.7%
United Parcel Service, Inc. - Class B	25,000	3,930,750

Real Estate — 1.1%
Real Estate Owners & Developers — 1.1%
Texas Pacific Land Corporation	4,000	6,289,800

Technology — 1.1%
Semiconductors — 1.1%
Texas Instruments, Inc.	37,000	6,307,020

Total Common Stocks (Cost $68,354,361)		$104,229,390

MONEY MARKET FUNDS — 4.6%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 5.21% (b) (Cost $25,639,450)	25,639,450	$25,639,450

Total Investments at Fair Value — 99.7% (Cost $532,740,178)		$555,683,952

Other Assets in Excess of Liabilities — 0.3%		1,683,882

Net Assets — 100.0%		$557,367,834

(a)	Interest rate for this investment is the stated rate. Interest payments are determined based on the inflation adjusted principal.
(b)	The rate shown is the 7-day effective yield as of December 31, 2023.
See notes to financial statements.

AVE MARIA MUTUAL FUNDS

Statements of Assets and Liabilities

December 31, 2023

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$266,871,249	$567,229,738	$685,081,766
At fair value (Note 1)	$372,241,276	$982,034,954	$1,004,779,256
Cash	34,200	150,784	32,725
Receivable for capital shares sold	128,183	743,172	460,952
Dividends receivable	439,268	305,952	637,912
Other assets	15,962	25,541	26,040
TOTAL ASSETS	372,858,889	983,260,403	1,005,936,885

LIABILITIES
Payable for capital shares redeemed	386,789	434,906	443,593
Payable to Adviser (Note 2)	693,180	1,708,981	1,797,984
Payable to administrator (Note 2)	31,585	81,362	83,825
Other accrued expenses	17,142	34,106	37,919
TOTAL LIABILITIES	1,128,696	2,259,355	2,363,321

NET ASSETS	$371,730,193	$981,001,048	$1,003,573,564

NET ASSETS CONSIST OF:
Paid-in capital	$266,478,125	$567,623,548	$683,876,074
Distributable earnings	105,252,068	413,377,500	319,697,490
NET ASSETS	$371,730,193	$981,001,048	$1,003,573,564
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	15,584,809	21,940,779	47,419,417
Net asset value, offering price and redemption price per share (Note 1)	$23.85	$44.71	$21.16

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2023 (Continued)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At cost	$71,700,883	$50,862,117	$532,740,178
At fair value (Note 1)	$101,784,854	$60,524,264	$555,683,952
Cash	—	11,166	—
Receivable for capital shares sold	85,782	17,611	287,992
Dividends and interest receivable	84,972	14,777	3,059,806
Tax reclaims receivable	2,859	—	—
Other assets	8,902	8,299	19,771
TOTAL ASSETS	101,967,369	60,576,117	559,051,521

LIABILITIES
Payable for capital shares redeemed	35,772	99,634	1,269,363
Payable for investment securities purchased	128,666	—	—
Payable to Adviser (Note 2)	176,921	100,436	343,389
Payable to administrator (Note 2)	8,380	4,850	41,728
Other accrued expenses	14,437	10,968	29,207
TOTAL LIABILITIES	364,176	215,888	1,683,687

NET ASSETS	$101,603,193	$60,360,229	$557,367,834

NET ASSETS CONSIST OF:
Paid-in capital	$71,519,407	$50,906,941	$541,091,690
Distributable earnings	30,083,786	9,453,288	16,276,144
NET ASSETS	$101,603,193	$60,360,229	$557,367,834
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,271,435	4,400,945	47,404,517
Net asset value, offering price and redemption price per share (Note 1)	$19.27	$13.72	$11.76

See notes to financial statements.

AVE MARIA MUTUAL FUNDS

Statements of Operations

For the Year Ended December 31, 2023

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$6,214,445	$8,891,924	$19,513,270
Foreign withholding taxes on dividends	(48,501)	(167,960)	(29,550)
TOTAL INVESTMENT INCOME	6,165,944	8,723,964	19,483,720

EXPENSES
Investment advisory fees (Note 2)	2,717,185	6,474,512	6,975,225
Administration, accounting and transfer agent fees (Note 2)	362,242	862,782	929,309
Trustees’ fees and expenses (Note 2)	52,777	122,458	133,223
Registration and filing fees	37,484	38,144	44,383
Postage and supplies	37,991	69,269	63,126
Custodian and bank service fees	23,373	54,136	62,414
Audit and tax services fees	28,164	50,702	53,373
Legal fees	30,421	30,421	30,421
Compliance service fees (Note 2)	13,412	33,657	35,314
Shareholder reporting expenses	15,145	19,730	18,415
Insurance expense	11,581	21,655	23,860
Advisory board fees and expenses (Note 2)	9,360	20,997	23,299
Other expenses	23,276	36,041	39,714
TOTAL EXPENSES	3,362,411	7,834,504	8,432,076

NET INVESTMENT INCOME	2,803,533	889,460	11,051,644

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from investment transactions	14,178,694	24,127,870	16,527,715
Net realized losses from foreign currency transactions (Note 1)	—	(2,779)	(30,319)
Net change in unrealized appreciation (depreciation) on investments	(4,241,594)	204,916,596	89,107,582
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	9,937,100	229,041,687	105,604,978

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,740,633	$229,931,147	$116,656,622

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2023 (Continued)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$1,913,292	$220,452	$4,645,030
Foreign withholding taxes on dividends	(164,878)	(14,506)	—
Interest	—	—	11,105,684
TOTAL INVESTMENT INCOME	1,748,414	205,946	15,750,714

EXPENSES
Investment advisory fees (Note 2)	679,012	406,659	1,331,035
Administration, accounting and transfer agent fees (Note 2)	90,521	54,162	474,738
Trustees’ fees and expenses (Note 2)	13,096	8,118	77,084
Registration and filing fees	28,698	28,781	52,833
Postage and supplies	11,899	7,282	33,378
Custodian and bank service fees	21,662	13,576	32,034
Audit and tax services fees	16,098	14,660	35,791
Legal fees	30,421	30,421	30,421
Compliance service fees (Note 2)	3,498	2,023	20,049
Shareholder reporting expenses	10,236	9,264	13,506
Insurance expense	4,337	2,859	14,990
Advisory board fees and expenses (Note 2)	2,178	1,361	13,511
Other expenses	35,600	14,907	59,004
TOTAL EXPENSES	947,256	594,073	2,188,374

NET INVESTMENT INCOME (LOSS)	801,158	(388,127)	13,562,340

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from investment transactions	3,715,011	176,586	(6,667,630)
Net realized losses from foreign currency transactions (Note 1)	(14,356)	(9,640)	—
Net change in unrealized appreciation (depreciation) on investments	15,403,936	17,904,712	20,156,806
Net change in unrealized appreciation (depreciation) on foreign currency translation	609	—	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	19,105,200	18,071,658	13,489,176

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,906,358	$17,683,531	$27,051,516

See notes to financial statements.

Ave Maria Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS
Net investment income	$2,803,533	$4,213,800
Net realized gains (losses) from investment transactions	14,178,694	(1,296,040)
Net change in unrealized appreciation (depreciation) on investments	(4,241,594)	10,890,764
Net increase in net assets resulting from operations	12,740,633	13,808,524

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(15,807,519)	(4,214,033)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	53,304,355	73,112,565
Reinvestment of distributions to shareholders	15,039,012	3,981,832
Payments for shares redeemed	(64,618,144)	(43,470,023)
Net increase in net assets from capital share transactions	3,725,223	33,624,374

TOTAL INCREASE IN NET ASSETS	658,337	43,218,865

NET ASSETS
Beginning of year	371,071,856	327,852,991
End of year	$371,730,193	$371,071,856

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,240,336	3,143,320
Shares issued in reinvestment of distributions to shareholders	626,104	165,565
Shares redeemed	(2,708,196)	(1,923,440)
Net increase in shares outstanding	158,244	1,385,445
Shares outstanding, beginning of year	15,426,565	14,041,120
Shares outstanding, end of year	15,584,809	15,426,565

See notes to financial statements.

Ave Maria Growth Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS
Net investment income	$889,460	$2,261,479
Net realized gains (losses) from investment transactions	24,127,870	(1,505,002)
Net realized losses from foreign currency transactions (Note 1)	(2,779)	—
Net change in unrealized appreciation (depreciation) on investments	204,916,596	(225,784,063)
Net increase (decrease) in net assets resulting from operations	229,931,147	(225,027,586)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(24,778,392)	(2,263,570)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	110,984,356	103,810,510
Reinvestment of distributions to shareholders	23,468,797	2,125,194
Payments for shares redeemed	(123,498,000)	(180,067,270)
Net increase (decrease) in net assets from capital share transactions	10,955,153	(74,131,566)

TOTAL INCREASE (DECREASE) IN NET ASSETS	216,107,908	(301,422,722)

NET ASSETS
Beginning of year	764,893,140	1,066,315,862
End of year	$981,001,048	$764,893,140

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,766,004	2,765,803
Shares issued in reinvestment of distributions to shareholders	522,574	60,064
Shares redeemed	(3,078,110)	(4,888,374)
Net increase (decrease) in shares outstanding	210,468	(2,062,507)
Shares outstanding, beginning of year	21,730,311	23,792,818
Shares outstanding, end of year	21,940,779	21,730,311

See notes to financial statements.

Ave Maria Rising Dividend Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS
Net investment income	$11,051,644	$13,246,427
Net realized gains from investment transactions	16,527,715	53,527,576
Net realized losses from foreign currency transactions (Note 1)	(30,319)	(18,274)
Net change in unrealized appreciation (depreciation) on investments	89,107,582	(118,444,746)
Net increase (decrease) in net assets resulting from operations	116,656,622	(51,689,017)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(27,561,785)	(66,771,369)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	156,576,245	139,063,164
Reinvestment of distributions to shareholders	24,630,034	59,788,156
Payments for shares redeemed	(157,687,816)	(153,572,866)
Net increase in net assets from capital share transactions	23,518,463	45,278,454

TOTAL INCREASE (DECREASE) IN NET ASSETS	112,613,300	(73,181,932)

NET ASSETS
Beginning of year	890,960,264	964,142,196
End of year	$1,003,573,564	$890,960,264

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	7,857,239	6,798,986
Shares issued in reinvestment of distributions to shareholders	1,186,538	3,095,035
Shares redeemed	(7,960,602)	(7,542,251)
Net increase in shares outstanding	1,083,175	2,351,770
Shares outstanding, beginning of year	46,336,242	43,984,472
Shares outstanding, end of year	47,419,417	46,336,242

See notes to financial statements.

Ave Maria World Equity Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS
Net investment income	$801,158	$891,864
Net realized gains from investment transactions	3,715,011	423,180
Net realized losses from foreign currency transactions (Note 1)	(14,356)	(12,377)
Net change in unrealized appreciation (depreciation) on investments	15,403,936	(16,116,660)
Net change in unrealized appreciation (depreciation) on foreign currency translation	609	155
Net increase (decrease) in net assets resulting from operations	19,906,358	(14,813,838)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(3,748,510)	(880,100)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,101,870	11,028,683
Reinvestment of distributions to shareholders	3,553,383	822,387
Payments for shares redeemed	(14,064,515)	(14,210,321)
Net increase (decrease) in net assets from capital share transactions	10,590,738	(2,359,251)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,748,586	(18,053,189)

NET ASSETS
Beginning of year	74,854,607	92,907,796
End of year	$101,603,193	$74,854,607

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,205,330	645,881
Shares issued in reinvestment of distributions to shareholders	184,209	51,080
Shares redeemed	(792,696)	(869,293)
Net increase (decrease) in shares outstanding	596,843	(172,332)
Shares outstanding, beginning of year	4,674,592	4,846,924
Shares outstanding, end of year	5,271,435	4,674,592

See notes to financial statements.

Ave Maria Focused Fund

StatementS of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS
Net investment loss	$(388,127)	$(386,761)
Net realized gains (losses) from investment transactions	176,586	(344,538)
Net realized losses from foreign currency transactions (Note 1)	(9,640)	(4,515)
Net change in unrealized appreciation (depreciation) on investments	17,904,712	(22,847,047)
Net increase (decrease) in net assets resulting from operations	17,683,531	(23,582,861)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,184,614	14,714,046
Payments for shares redeemed	(16,679,976)	(6,435,125)
Net increase (decreases) in net assets from capital share transactions	(5,495,362)	8,278,921

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,188,169	(15,303,940)

NET ASSETS
Beginning of year	48,172,060	63,476,000
End of year	$60,360,229	$48,172,060

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	946,645	1,277,757
Shares redeemed	(1,418,788)	(576,620)
Net increase (decrease) in shares outstanding	(472,143)	701,137
Shares outstanding, beginning of year	4,873,088	4,171,951
Shares outstanding, end of year	4,400,945	4,873,088

See notes to financial statements.

Ave Maria Bond Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS
Net investment income	$13,562,340	$11,120,894
Net realized gains (losses) from investment transactions	(6,667,630)	6,717,570
Net change in unrealized appreciation (depreciation) on investments	20,156,806	(33,106,182)
Net increase (decrease) in net assets resulting from operations	27,051,516	(15,267,718)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(13,568,375)	(17,840,405)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	141,351,638	148,825,719
Reinvestment of distributions to shareholders	12,222,892	16,108,784
Payments for shares redeemed	(122,275,083)	(122,008,893)
Net increase in net assets from capital share transactions	31,299,447	42,925,610

TOTAL INCREASE IN NET ASSETS	44,782,588	9,817,487

NET ASSETS
Beginning of year	512,585,246	502,767,759
End of year	$557,367,834	$512,585,246

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	12,292,051	12,666,959
Shares issued in reinvestment of distributions to shareholders	1,064,420	1,386,991
Shares redeemed	(10,647,278)	(10,457,452)
Net increase in shares outstanding	2,709,193	3,596,498
Shares outstanding, beginning of year	44,695,324	41,098,826
Shares outstanding, end of year	47,404,517	44,695,324

See notes to financial statements.

Ave Maria Value Fund

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$24.05	$23.35	$20.17	$19.68	$17.19

Income (loss) from investment operations:
Net investment income	0.19	0.28	0.06	0.09	0.01
Net realized and unrealized gains (losses) on investments	0.67	0.70	5.00	1.12	3.52
Total from investment operations	0.86	0.98	5.06	1.21	3.53

Less distributions from:
Net investment income	(0.20)	(0.28)	(0.06)	(0.09)	(0.01)
Net realized gains on investments	(0.86)	—	(1.82)	(0.63)	(1.03)
Total distributions	(1.06)	(0.28)	(1.88)	(0.72)	(1.04)

Net asset value at end of year	$23.85	$24.05	$23.35	$20.17	$19.68

Total return (a)	3.52%	4.18%	25.15%	6.16%	20.52%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$371,730	$371,072	$327,853	$251,247	$247,743

Ratio of total expenses to average net assets	0.93%	0.93%	0.96%	1.05%	1.11%

Ratio of net investment income to average net assets	0.77%	1.27%	0.27%	0.52%	0.04%

Portfolio turnover rate	31%	33%	20%	68%	40%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

Ave Maria Growth Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$35.20	$44.82	$42.72	$38.00	$28.19

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.10	(0.05)	(0.06)	0.00	(a)
Net realized and unrealized gains (losses) on investments and foreign currencies	10.63	(9.62)	7.55	7.03	10.45
Total from investment operations	10.67	(9.52)	7.50	6.97	10.45

Less distributions from:
Net investment income	(0.04)	(0.10)	—	—	(0.00	)(a)
Net realized gains on investments	(1.12)	—	(5.40)	(2.25)	(0.64)
Total distributions	(1.16)	(0.10)	(5.40)	(2.25)	(0.64)

Net asset value at end of year	$44.71	$35.20	$44.82	$42.72	$38.00

Total return (b)	30.29%	(21.23%)	17.55%	18.37%	37.09%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$981,001	$764,893	$1,066,316	$948,747	$854,764

Ratio of total expenses to average net assets	0.91%	0.91%	0.90%	0.91%	0.94%

Ratio of net investment income (loss) to average net assets	0.10%	0.27%	(0.13%)	(0.16%)	0.00	%(c)

Portfolio turnover rate	27%	25%	25%	26%	15%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Percentage rounds to less than 0.01%.
See notes to financial statements.

Ave Maria Rising Dividend Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$19.23	$21.92	$19.34	$18.68	$15.83

Income (loss) from investment operations:
Net investment income	0.24	0.30	0.20	0.21	0.23
Net realized and unrealized gains (losses) on investments and foreign currencies	2.28	(1.46)	4.69	0.95	4.12
Total from investment operations	2.52	(1.16)	4.89	1.16	4.35

Less distributions from:
Net investment income	(0.24)	(0.30)	(0.20)	(0.21)	(0.23)
Net realized gains on investments	(0.35)	(1.23)	(2.11)	(0.29)	(1.27)
Total distributions	(0.59)	(1.53)	(2.31)	(0.50)	(1.50)

Net asset value at end of year	$21.16	$19.23	$21.92	$19.34	$18.68

Total return (a)	13.19%	(5.27%)	25.35%	6.45%	27.58%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$1,003,574	$890,960	$964,142	$857,527	$953,085

Ratio of total expenses to average net assets	0.91%	0.91%	0.90%	0.92%	0.93%

Ratio of net investment income to average net assets	1.19%	1.47%	0.90%	1.21%	1.23%

Portfolio turnover rate	19%	15%	21%	38%	30%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

Ave Maria World Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2023	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019
Net asset value at beginning of year	$16.01	$19.17		$15.89		$15.99		$13.10

Income (loss) from investment operations:
Net investment income	0.15	0.19		0.07		0.08		0.11
Net realized and unrealized gains (losses) on investments and foreign currencies	3.84	(3.16)		3.28		(0.10)		3.51
Total from investment operations	3.99	(2.97)		3.35		(0.02)		3.62

Less distributions from:
Net investment income	(0.15)	(0.19)		(0.07)		(0.08)		(0.11)
Net realized gains on investments	(0.58)	—		—		—		(0.62)
Total distributions	(0.73)	(0.19)		(0.07)		(0.08)		(0.73)

Net asset value at end of year	$19.27	$16.01		$19.17		$15.89		$15.99

Total return (a)	24.96%	(15.50%)		21.06%		(0.15%)		27.66%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$101,603	$74,855		$92,908		$69,231		$73,902

Ratio of total expenses to average net assets	1.05%	1.12%		1.22%		1.26%		1.29%

Ratio of net expenses to average net assets	1.05%	1.18	%(b)	1.25	%(b)	1.25	%(b)	1.25	%(b)

Ratio of net investment income to average net assets	0.88%	1.12	%(b)	0.40	%(b)	0.51	%(b)	0.77	%(b)

Portfolio turnover rate	29%	23%		16%		43%		37%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions and/or recoupments (Note 2).
See notes to financial statements.

Ave Maria Focused Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021		Period Ended December 31, 2020(a)
Net asset value at beginning of period	$9.89	$15.21	$12.43		$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.08)	(0.10)		(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	3.92	(5.24)	3.57		2.50
Total from investment operations	3.83	(5.32)	3.47		2.47

Less distributions from:
Net realized gains on investments	—	—	(0.69)		(0.04)

Net asset value at end of period	$13.72	$9.89	$15.21		$12.43

Total return (b)	38.73%	(34.98%)	27.96%		24.71	%(c)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$60,360	$48,172	$63,476		$34,316

Ratio of total expenses to average net assets	1.09%	1.14%	1.21%		1.29	%(d)

Ratio of net expenses to average net assets	1.09%	1.14%	1.23	%(e)	1.25	%(d)(e)

Ratio of net investment loss to average net assets	(0.72%)	(0.76%)	(0.82	%)(e)	(0.54	%)(d)(e)

Portfolio turnover rate	29%	69%	27%		16	%(c)

(a)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or recoupments (Note 2).
See notes to financial statements.

Ave Maria Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$11.47	$12.23	$11.99	$11.64	$11.11

Income (loss) from investment operations:
Net investment income	0.29	0.26	0.20	0.22	0.22
Net realized and unrealized gains (losses) on investments	0.29	(0.61)	0.33	0.42	0.70
Total from investment operations	0.58	(0.35)	0.53	0.64	0.92

Less distributions from:
Net investment income	(0.29)	(0.26)	(0.20)	(0.22)	(0.22)
Net realized gains on investments	—	(0.15)	(0.09)	(0.07)	(0.17)
Total distributions	(0.29)	(0.41)	(0.29)	(0.29)	(0.39)

Net asset value at end of year	$11.76	$11.47	$12.23	$11.99	$11.64

Total return (a)	5.16%	(2.85%)	4.38%	5.60%	8.30%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$557,368	$512,585	$502,768	$420,876	$394,850

Ratio of total expenses to average net assets	0.41%	0.41%	0.43%	0.47%	0.49%

Ratio of net investment income to average net assets	2.55%	2.21%	1.66%	1.87%	1.91%

Portfolio turnover rate	16%	21%	25%	47%	31%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS

Notes to Financial Statements

December 31, 2023

1. Organization and Significant Accounting Policies

The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series, except for the Ave Maria Focused Fund, which is a non-diversified series, of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992.

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Focused Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church.

See the Funds’ Prospectus for information regarding the principal investment strategies of each Fund.

Shares of each Fund are sold at net asset value (“NAV”). To calculate the NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share for each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Schwartz Investment Counsel, Inc. (the “Adviser”), as the valuation designee, in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s NAV calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The Funds’ foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board of Trustees has authorized the Funds to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

U.S. Government & Agencies and Corporate Bonds held by the Funds, if any, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following is a summary of the Funds’ investments and the levels assigned to the investments, by security type, as of December 31, 2023:

Ave Maria Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$364,275,669	$—	$—	$364,275,669
Money Market Funds	7,965,607	—	—	7,965,607
Total	$372,241,276	$—	$—	$372,241,276

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$943,702,174	$4,136,338	$—	$947,838,512
Money Market Funds	34,196,442	—	—	34,196,442
Total	$977,898,616	$4,136,338	$—	$982,034,954

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$965,217,533	$23,799,318	$—	$989,016,851
Money Market Funds	15,762,405	—	—	15,762,405
Total	$980,979,938	$23,799,318	$—	$1,004,779,256

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$79,592,786	$20,758,056	$—	$100,350,842
Money Market Funds	1,434,012	—	—	1,434,012
Total	$81,026,798	$20,758,056	$—	$101,784,854

Ave Maria Focused Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$49,144,693	$11,119,860	$—	$60,264,553
Money Market Funds	259,711	—	—	259,711
Total	$49,404,404	$11,119,860	$—	$60,524,264

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$120,919,528	$—	$120,919,528
Corporate Bonds	—	304,895,584	—	304,895,584
Common Stocks	104,229,390	—	—	104,229,390
Money Market Funds	25,639,450	—	—	25,639,450
Total	$129,868,840	$425,815,112	$—	$555,683,952

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. There were no Level 3 securities or derivative instruments held by or transferred in/out of the Funds as of or during the year ended December 31, 2023.

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2023:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Federal income tax cost	$266,989,208	$568,673,330	$685,081,766
Gross unrealized appreciation	$115,602,644	$421,825,142	$324,244,973
Gross unrealized depreciation	(10,350,576)	(8,463,518)	(4,547,483)
Net unrealized appreciation	105,252,068	413,361,624	319,697,490
Undistributed ordinary income	—	15,876	—
Distributable earnings	$105,252,068	$413,377,500	$319,697,490

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
Federal income tax cost	$71,770,732	$51,039,042	$532,740,178
Gross unrealized appreciation	$32,607,040	$14,581,982	$39,532,410
Gross unrealized depreciation	(2,592,918)	(5,096,760)	(16,588,636)
Net unrealized appreciation	30,014,122	9,485,222	22,943,774
Net unrealized appreciation on foreign currency translation	741	—	—
Undistributed long-term capital gains	68,923	—	—
Accumulated capital and other losses	—	(31,934)	(6,667,630)
Distributable earnings	$30,083,786	$9,453,288	$16,276,144

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The difference between the federal income tax cost of investments and the financial statement cost of portfolio investments for the Ave Maria Value Fund, the Ave Maria Growth Fund and the Ave Maria Focused Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and adjustments to basis for grantor trusts. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of December 31, 2023.

During the year ended December 31, 2023, the following capital loss carryforwards (“CLCFs”) were utilized against current year gains:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Short-term - utilized	$1,296,040	$220,283	$—
Long-term - utilized	—	—	—
	$1,296,040	$220,283	$—

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
Short-term - utilized	$754,229	$147,745	$—
Long-term - utilized	—	—	—
	$754,229	$147,745	$—

As of December 31, 2023, the following CLCFs are available for federal income tax purposes, which may be carried forward indefinitely. These CLCFs are available to offset net realized gains in future years, thereby reducing future taxable gains distributions.

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
No expiration - short-term	$—	$—	$—
No expiration - long-term	—	—	—
	$—	$—	$—

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
No expiration - short-term	$—	$—	$88,473
No expiration - long-term	—	31,934	6,579,157
	$—	$31,934	$6,667,630

For the year ended December 31, 2023, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements due to reclassifications of the character of distributions and net investment loss:

	Increase Distributable Earnings	Decrease Paid-in Capital
Ave Maria Value Fund	$3,373	$(3,373)
Ave Maria Growth Fund	1	(1)
Ave Maria Rising Dividend Fund	12,745	(12,745)
Ave Maria World Equity Fund	—	—
Ave Maria Focused Fund	365,966	(365,966)
Ave Maria Bond Fund	6,035	(6,035)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

(c) Investment transactions and investment income – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on investments sold are determined

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria World Equity Fund and the Ave Maria Focused Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2023 and 2022 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
Ave Maria Value Fund:
December 31, 2023	$2,924,099	$12,883,420	$15,807,519
December 31, 2022	$4,214,033	$—	$4,214,033
Ave Maria Growth Fund:
December 31, 2023	$2,876,427	$21,901,965	$24,778,392
December 31, 2022	$2,263,570	$—	$2,263,570
Ave Maria Rising Dividend Fund:
December 31, 2023	$11,877,069	$15,684,716	$27,561,785
December 31, 2022	$13,240,593	$53,530,776	$66,771,369
Ave Maria World Equity Fund:
December 31, 2023	$787,472	$2,961,038	$3,748,510
December 31, 2022	$880,100	$—	$880,100
Ave Maria Focused Fund:
December 31, 2023	$—	$—	$—
December 31, 2022	$—	$—	$—
Ave Maria Bond Fund:
December 31, 2023	$13,568,375	$—	$13,568,375
December 31, 2022	$11,120,999	$6,719,406	$17,840,405

*

Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as a result of permanent differences between the financial statements and income tax reporting.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

(g) Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

(i)	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

(ii)	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

(iii)

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchase and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

The Funds may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

(h) Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

2. Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of the Adviser. Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives fees based on a percentage of the average daily net assets of each Fund, which are accrued daily and paid quarterly, at the annual rates as stated below:

Ave Maria Value Fund	0.75%
Ave Maria Growth Fund	0.75%
Ave Maria Rising Dividend Fund	0.75%
Ave Maria World Equity Fund	0.75%
Ave Maria Focused Fund	0.75%
Ave Maria Bond Fund	0.25%

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2024 so that the ordinary operating expenses of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Focused Fund do not exceed 1.25% per annum of average daily net assets; and so that the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.60% per annum of average daily net assets. The Adviser did not reduce its investment advisory fees for any of the Funds during the year ended December 31, 2023.

Any investment advisory fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of December 31, 2023, no advisory fee reductions are available for recoupment.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $63,000 (except that such fee was $76,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $71,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus, if any, receives one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

Each member of the Catholic Advisory Board (“CAB”), including Emeritus members, receives an annual retainer of $4,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $3,000 for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

3. Investment Transactions

During the year ended December 31, 2023, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Purchases of investment securities	$119,657,959	$224,834,534	$178,154,742
Proceeds from sales of investment securities	$109,931,893	$240,179,173	$171,091,870

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
Purchases of investment securities	$32,617,417	$15,938,091	$100,040,101
Proceeds from sales and maturities of investment securities	$25,464,427	$21,229,874	$64,926,671

During the year ended December 31, 2023, cost of purchases and proceeds from sales and maturities of long-term U.S. government securities for the Ave Maria Bond Fund were $10,465,130 and $16,375,231, respectively.

4. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2023, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund had 48.1% and 32.0%, respectively, of the value of their net assets invested in common stocks within the technology sector and the Ave Maria Focused Fund had 31.2% of the value of its net assets invested in common stocks within the communications sector.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS

Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of Schwartz Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Schwartz Investment Trust (the “Funds”), comprising the Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, Ave Maria Focused Fund, and Ave Maria Bond Fund, including the schedules of investments, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the series constituting the Schwartz Investment Trust as of December 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Series Comprising the Schwartz Investment Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Ave Maria Value Fund Ave Maria Growth Fund Ave Maria Rising Dividend Fund Ave Maria World Equity Fund Ave Maria Bond Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and December 31, 2022	For the years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31 2019
Ave Maria Focused Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and December 31, 2022	For the years ended December 31, 2023, December 31, 2022, December 31, 2021 and For the period from May 1, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

(PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
February 22, 2024

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

AVE MARIA MUTUAL FUNDS

Board of Trustees and Executive Officers

(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustee:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail, Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Robert C. Schwartz	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President and Secretary	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

Each Trustee oversees seven series of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund, the Ave Maria Bond Fund and the Schwartz Value

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Focused Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund.

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company).

John J. McHale, Jr. is a consultant to the Commissioner of Major League Baseball. From 2015 until 2020, he was the Special Assistant to Commissioner of Major League Baseball.

Edward J. Miller retired in 2019. Prior to his retirement, he was Vice Chairman and Director of Detroit Investment Fund from 2001 until 2019 and Invest Detroit Foundation (financiers for redevelopment of Detroit, Michigan) from 2010 until 2019.

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 until 2017.

Robert C. Schwartz is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and the lead portfolio manager of the Ave Maria Value Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Financial Officer, Chief Compliance Officer, and Treasurer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers of the Trust may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9931.

Effective January 1, 2024, George P. Schwartz stepped down as Chief Executive Officer of Schwartz Investment Counsel, Inc. and Timothy S. Schwartz became the new Chief Executive Officer of Schwartz Investment Counsel, Inc.

AVE MARIA MUTUAL FUNDS

Catholic Advisory Board

(Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Raymond Arroyo	801 W. Ann Arbor Trail, Plymouth, MI	1970	Since 2022
Dr. Scott Hahn, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2018
Lou Holtz, Emeritus	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2007
Lawrence Kudlow	801 W. Ann Arbor Trail, Plymouth, MI	1947	Since 2005
Thomas S. Monaghan	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2001
Melissa Moschella, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1979	Since 2017
Fr. John Riccardo, STL, Emeritus	801 W. Ann Arbor Trail, Plymouth, MI	1965	Since 2011
Paul R. Roney	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2001

Raymond Arroyo is an award-winning journalist, producer and bestselling author. He is a Fox News Contributor and Editorial Adviser to “The Ingraham Angle” and a co-host of Fox Nation’s “Laura and Raymond” with Laura Ingraham. He is the founding News Director, Managing Editor and Lead Anchor of the Eternal World Television Network (EWTN) news and host of “EWTN News” and “The World Over Live.”

Dr. Scott Hahn, PhD is a bestselling author and theology professor at Franciscan University since 1990 and holds the Fr. Michael Scanlan Chair of Biblical Theology and the New Evangelization. He is Founder and President of the St. Paul Center for Biblical Theology and Editor-in-Chief of Emmaus Road Publishing.

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is Host of “Kudlow” on Fox Business Network and a Fox news contributor. He was the Assistant to the President and Director of the National Economic Council for the Trump Administration from April 2018 until January 2021. Prior to that, Mr. Kudlow was CNBC’s Senior Contributor and host of CNBC’s primetime “The Kudlow Report” and a syndicated radio show host. During President Reagan’s first term, Mr. Kudlow was the associate director for economics and planning, Office of Management and Budget. He is the CEO/founder of Kudlow & Co., LLC, an economic research and consulting firm.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD
(Unaudited) (Continued)

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

Melissa Moschella, PhD is an Associate Professor, School of Philosophy, The Catholic University of America since August 2020. From July 2017 until July 2020, she was an -Assistant Professor of Medical Ethics at Columbia University and from August 2013 until June 2017, she was Assistant Professor of Philosophy at The Catholic University of America. She has published articles about moral and political philosophy and ethics in a number of academic publications. She is also a lecturer and recipient of a number of academic honors and fellowships.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and Executive Director of ACTS XXIX, an organization committed to helping parishes create a road map for evangelization and discipleship.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Additional information regarding the Funds’ Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS

About Your Funds’ Expenses

(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below is based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2023) and held until the end of the period (December 31, 2023).

The table that follows illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Value Fund
Based on Actual Fund Return	$1,000.00	$1,074.50	0.92%	$4.81
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.57	0.92%	$4.69

Ave Maria Growth Fund
Based on Actual Fund Return	$1,000.00	$1,098.20	0.91%	$4.81
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.62	0.91%	$4.63

Ave Maria Rising Dividend Fund
Based on Actual Fund Return	$1,000.00	$1,075.40	0.90%	$4.71
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.67	0.90%	$4.58

Ave Maria World Equity Fund
Based on Actual Fund Return	$1,000.00	$1,084.30	1.01%	$5.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.11	1.01%	$5.14

Ave Maria Focused Fund
Based on Actual Fund Return	$1,000.00	$1,119.10	1.07%	$5.72
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.81	1.07%	$5.45

Ave Maria Bond Fund
Based on Actual Fund Return	$1,000.00	$1,041.80	0.41%	$2.11
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.14	0.41%	$2.09

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)

Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Actual Fund Return and Hypothetical 5% Return information, respectively.

AVE MARIA MUTUAL FUNDS

Federal Tax Information

(Unaudited)

Capital Gain Distribution – For the year ended December 31, 2023, the following Funds designated long-term capital gain distributions:

Ave Maria Value Fund	$12,882,654
Ave Maria Growth Fund	21,900,354
Ave Maria Rising Dividend Fund	15,681,294
Ave Maria World Equity Fund	2,961,708

Qualified Dividend Income – The Funds have designated the following of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate:

Ave Maria Value Fund	100.00%
Ave Maria Growth Fund	100.00%
Ave Maria Rising Dividend Fund	100.00%
Ave Maria World Equity Fund	100.00%
Ave Maria Bond Fund	25.95%

Dividends Received Deduction – For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2023 qualify for the corporate dividends received deduction:

Ave Maria Value Fund	100.00%
Ave Maria Growth Fund	100.00%
Ave Maria Rising Dividend Fund	100.00%
Ave Maria World Equity Fund	67.44%
Ave Maria Bond Fund	22.30%

Foreign Source Income and Expense – The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date. These shareholders will receive more detailed information with their 2023 Form 1099-DIV. The per share amounts designated were:

	Foreign Source Income	Foreign Tax Expense
Ave Maria World Equity Fund	$0.2365	$0.0218

AVE MARIA MUTUAL FUNDS

Other Information

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

AVE MARIA MUTUAL FUNDS

Liquidity Risk

(Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The program is reasonably designed to assess, manage, and periodically review each Fund’s liquidity risk, taking into consideration, among other factors, each Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Risk Management Program Administrator (the “Liquidity Administrator”), which includes representatives from Schwartz Investment Counsel, Inc., the Funds’ investment adviser. The Liquidity Administrator is responsible for the administration of the program and its policies and procedures and for reporting to the Board on an annual basis regarding the program’s operation, adequacy and effectiveness, as well as any material changes to the program. The Liquidity Administrator assessed each Fund’s liquidity risk profile and the adequacy and effectiveness of the liquidity risk management program’s operations during the period from June 1, 2022 through June 30, 2023 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 4, 2023. During the Review Period, none of the Funds experienced unusual stress or disruption to its operations from any purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented during the Review Period.

This page intentionally left blank.

AVE MARIA
MUTUAL FUNDS

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Donald J. Dawson, Jr.,
Lead Independent Trustee
John J. McHale, Jr.
Edward J. Miller
William A. Morrow

Executive Officers
George P. Schwartz, CFA, President
Robert C. Schwartz, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP,
Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Raymond Arroyo
Scott Hahn, Ph.D.
Lou Holtz, Emeritus
Larry Kudlow
Thomas S. Monaghan
Melissa Moschella, Ph.D.
Fr. John Riccardo, Emeritus

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
Deloitte & Touche, LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Sullivan & Worcester, LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

www.avemariafunds.com

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is William A. Morrow. Mr. Morrow is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $191,600 and $186,000 with respect to the registrant’s fiscal years ended December 31, 2023 and 2022, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $25,300 and $24,500 with respect to the registrant’s fiscal years ended December 31, 2023 and 2022, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2023 and 2022, aggregate non-audit fees of $25,300 and $24,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. During the fiscal years ended December 31, 2023 and 2022, $16,500 and $16,050, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating and Governance Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not applicable

(2) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*	/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	February 29, 2024

By (Signature and Title)*	/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	February 29, 2024

* Print the name and title of each signing officer under his or her signature.